UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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WESTERN NEW ENGLAND BANCORP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 30, 2021

Dear Fellow Shareholder:

You are cordially invited to attend the 2021 Annual Meeting of Shareholders of Western New England Bancorp, Inc., (the “Company” or “WNEB”), the holding company for Westfield Bank (the “Bank”), which will be held on May 11, 2021, at 10:00 a.m., Eastern Daylight Time, at the Sheraton Springfield Monarch Place Hotel, One Monarch Place, Springfield, Massachusetts, 01144. However, while we intend to hold the Annual Meeting of Shareholders (the “Annual Meeting”) in person, we are actively monitoring the COVID-19 global pandemic situation.  We are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state and local governments may impose.  In the event we determine, in our sole discretion, that it is not possible to hold the Annual Meeting in person, we will announce alternative meeting arrangements, which may include changing the location of the meeting or holding the meeting by means of remote communication (i.e., virtual meeting), as promptly as practicable.  You are encouraged to monitor our investor relations website at www.westfieldbank.com for updated information about the Annual Meeting.

The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business that we will transact at the Annual Meeting, which includes:

•The election of four (4) Directors;

•An advisory, non-binding vote on our 2020 executive compensation;

•Ratification of the appointment of Wolf and Company, P.C. (“Wolf & Company”) as our independent registered public accounting firm for the fiscal year-ending December 31, 2021;

•Approval of the 2021 Omnibus Incentive Plan;

•A report on the operations of the Company; and

•Act upon such other business as may properly come before the meeting.

The Board of Directors of the Company (the “Board”) has fixed the close of business on March 15, 2021, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Directors and officers of the Company will be present to answer any questions that you and other shareholders may have. Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the Annual Meeting, please promptly submit your proxy by telephone, internet or mail. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

The Board has determined that an affirmative vote on the matters to be considered at the Annual Meeting is in the best interests of Western New England Bancorp, Inc., and its shareholders, and the Board unanimously recommends a vote “FOR” these matters. We appreciate your participation and interest in Western New England Bancorp, Inc.

Sincerely yours,

James C. Hagan Chief Executive Officer	Lisa G. McMahon Chairperson

IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT (413) 568-1911.

WESTERN NEW ENGLAND BANCORP, INC.

141 Elm Street
Westfield, Massachusetts 01085
(413) 568-1911

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE	Tuesday, May 11, 2021
TIME	10:00 A.M. Eastern time
PLACE	Sheraton Springfield Monarch Place Hotel One Monarch Place Springfield, Massachusetts 01114
ITEMS OF BUSINESS	(1)	Election of the nominees named in the attached Proxy Statement as directors to serve on the Board for a term of office stated.
	(2)	Consideration and approval of a non-binding advisory resolution on the compensation of our Named Executive Officers.
	(3)	Ratification of the appointment of Wolf & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
	(4)	Approval of the 2021 Omnibus Incentive Plan.
	(5)	Consideration of any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.
RECORD DATE	The record date for the Annual Meeting is March 15, 2021. Only shareholders of record as of the close of business on that date may vote at the Annual Meeting or any adjournment thereof.
PROXY VOTING

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please promptly submit your proxy by telephone, internet or by signing and returning the Proxy Card by mail. Submitting a proxy will not prevent you from attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

Western New England Bancorp, Inc.

James C. Hagan

Chief Executive Officer

Westfield, Massachusetts

March 30, 2021

It is important that your shares be represented and voted at the Annual Meeting. Shareholders whose shares are held in registered form have a choice of voting by Proxy Card, telephone or the Internet, as described on your Proxy Card. Shareholders whose shares are held in the name of a broker, bank or other holder of record must vote in the manner directed by such holder. Check your Proxy Card or the information forwarded by your broker, bank or other holder of record to see which options are available to you.

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Shareholders: This Proxy Statement for the 2021 Annual Meeting of Shareholders, the 2020 Annual Report to Shareholders, the Proxy Card and voting instructions are available free of charge on our website at wneb.q4ir.com/proxy and www.viewproxy.com/WNEB/2021.

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WESTERN NEW ENGLAND BANCORP, INC.

141 Elm Street
Westfield, Massachusetts 01085
(413) 568-1911

PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 11, 2021

INFORMATION ABOUT THE ANNUAL MEETING

General

Western New England Bancorp, Inc., a Massachusetts-chartered stock holding company, is registered as a savings and loan holding company with the Federal Reserve Board and owns all of the capital stock of Westfield Bank. As used in this Proxy Statement, “we,” “us,” “our” and “Company” refer to Western New England Bancorp, Inc., and/or its subsidiaries, depending on the context. Our common stock is listed on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “WNEB.” The term “Annual Meeting,” as used in this Proxy Statement, means the 2021 Annual Meeting of shareholders and includes any adjournment or postponement of such meeting.

We have sent you this Proxy Statement and the Proxy Card because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may vote by proxy over the telephone, internet or by mail, and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled “Voting Procedures.”

We made available this Proxy Statement, the Notice of Annual Meeting of Shareholders and the Proxy Card on or about March 30, 2021, to all shareholders of record entitled to vote. If you owned our common stock as of the close of business on March 15, 2021, the record date, you are entitled to vote at the Annual Meeting.

Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Notice”) to our shareholders of record. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

Obtaining a Copy of the Proxy Statement and Annual Report on Form 10-K

A copy of the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020, (without exhibits) will be provided free of charge, upon request, to any registered or beneficial owner of common stock entitled to vote at the Annual Meeting. If you want to receive a paper or e-mail copy of the Proxy Statement or Annual Report, please follow the instructions provided with your proxy materials and on your Proxy Card or voter instruction form.

If requesting materials by e-mail, please send a blank e-mail with the Control Number that is printed on the Notice in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2021, to facilitate timely delivery.

The SEC also maintains a website at www.sec.gov that contains reports, Proxy Statements and other information regarding registrants, including the Company.

Who Can Vote at the Annual Meeting?

Only shareholders of record as of the close of business on March 15, 2021, will be entitled to vote at the Annual Meeting. On this record date, there were 25,103,656 shares of common stock outstanding and entitled to vote.

If on March 15, 2021, your shares were registered directly in your name with our transfer agent, Computershare, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy.

Voting Procedures

Your vote is important and you are encouraged to vote your shares promptly. Each proxy submitted will be voted as directed. For all matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. However, if a proxy solicited by the Board does not specify how it is to be voted, it will be voted as the Board recommends—that is:

•	Proposal 1 –	“FOR” the election of each of the four (4) nominees for director named in this Proxy Statement;
•	Proposal 2 –	“FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers;
•	Proposal 3 –	“FOR” the ratification of the appointment of Wolf and Company;
•	Proposal 4 –	“FOR” the approval of the 2021 Omnibus Incentive Plan.

The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may (a) vote in person at the Annual Meeting or (b) vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone, internet or by mail as instructed below to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•To vote over the telephone, dial toll-free 1-866-804-9616 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Control Number from your Notice. Your vote must be received by 11:59 P.M., Eastern Daylight Time on May 10, 2021, to be counted.

•To vote on the internet, go to www.AALvote.com/WNEB to complete an electronic Proxy Card. You will be asked to provide the Control Number from your Notice. Your vote must be received by 11:59 P.M., Eastern Daylight Time on May 10, 2021, to be counted.

•To vote by mail, simply request a copy of the Proxy Statement as indicated above, which will include a Proxy Card and then complete, sign and date the Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, the designated proxy holders will vote your shares as you direct.

If you sign the Proxy Card but do not make specific choices, your proxy will vote your shares “FOR” Proposals 1, 2, 3 and 4 as set forth in the Notice of Annual Meeting of Shareholders.

If any other matter is presented at the Annual Meeting, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of Annual Meeting of Shareholders.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on March 15, 2021, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You should have received a Proxy Card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the Proxy Card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank, if applicable. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Employee Stock Ownership Plan

Each participant in our Employee Stock Ownership Plan Trust (the “ESOP”) has the right to direct True Integrity Fiduciary Services, as trustee of the ESOP (“TI-Trust”), as to how to vote his or her proportionate interests in all allocated shares of common stock held in the ESOP. TI-Trust will vote any unallocated shares, as well as any allocated shares as to which no voting instructions are received, in the same proportion as the shares for which voting instructions have been received. TI-Trust’s duties with respect to voting the common stock in the ESOP is governed by the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The fiduciary provisions of ERISA may require, in certain limited circumstances that TI-Trust override the votes of participants with respect to the common stock held by TI-Trust and to determine, in TI-Trust’s best judgment, how to vote the shares. Your voting instructions must be received by 11:59 P.M., Eastern Daylight Time on May 4, 2021, to be counted.

401(k) Plan Shares

Each participant in our 401(k) Plan has the right to direct Delaware Charter & Trust Company, a Delaware Corporation conducting business under the trade name of The Principal Trust Company, as trustee of the 401(k) Plan (“Principal Trust”), as to how to vote his or her proportionate interests in all allocated shares of common stock held in the 401(k) Plan. Principal Trust will vote any unallocated shares, as well as any allocated shares as to which no voting instructions are received, in the same proportion as the shares for which voting instructions have been received. Principal Trust’s duties with respect to voting the common stock in the 401(k) Plan are governed by the fiduciary provisions of ERISA. The fiduciary provisions of ERISA may require, in certain limited circumstances, that Principal Trust override the votes of participants with respect to the common stock held by Principal Trust and to determine, in Principal Trust’s best judgment, how to vote the shares. Your voting instruction must be received by 11:59 P.M., Eastern Daylight Time on May 4, 2021, to be counted.

Quorum Requirement

A quorum is necessary to hold a valid Annual Meeting. A quorum will be present if shareholders holding at least a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting are present at the Annual Meeting in person or are represented by proxy. On the record date, there were 25,103,656 shares of common stock outstanding and entitled to vote. Thus, the holders of 12,551,829 shares of common stock must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting or vote by proxy over the telephone or the internet as instructed above. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

Proposals and Vote Requirements

Proposal 1: Election of Directors

Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of “FOR” votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Abstentions and broker non-votes will not affect the outcome of the election of directors. You may not vote your shares cumulatively for the election of directors.

Proposal 2: Consideration and Approval of a Non-Binding Advisory Resolution on the Compensation of Our Named
Executive Officers

The approval of the non-binding advisory resolution on the compensation of our Named Executive Officers will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions are not counted as votes cast and they will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of Wolf & Company, as our independent registered public accounting firm for the fiscal year ending December 31, 2021, will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the vote.

Proposal 4: Consideration and Approval of the Company’s 2021 Omnibus Incentive Plan

The approval of the 2021 Omnibus Incentive Plan will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the vote.

Effect of Broker Non-Votes

Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Brokers who hold their customers’ shares in “street name” may, under the applicable rules of the exchange and other self-regulatory organizations of which the brokers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which typically include the ratification of the appointment of our independent registered public accounting firm. Proposals 1, 2 and 4 are considered “non-routine” under New York Stock Exchange Rules (“NYSE”), which govern NYSE brokerage members.

If your broker returns a proxy but does not vote on a proposal, this will constitute a broker non-vote. A broker non-vote will have no effect on the outcome of any proposal.

Confidential Voting Policy

The Company maintains a policy of keeping shareholder votes confidential. Only the Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements.

Revoking Your Proxy

You may revoke your grant of proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record, you may revoke your proxy in any one of the following four ways:

•filing a written revocation of the proxy with our Secretary;

•entering a new vote over the internet or by telephone;

•attending and voting in person at the Annual Meeting; or

•submitting another signed Proxy Card bearing a later date.

If your shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by such party in order to revoke your proxy.

Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.

Solicitation of Proxies

We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Annual Meeting of Shareholders, the Proxy Card and any additional information furnished to shareholders. We have engaged Alliance Advisors as our proxy solicitor to help us solicit proxies for a fee of $15,000, plus reasonable out-of-pocket expense. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees or by a firm engaged to do the same by such individuals. No additional compensation will be paid to directors, officers or other regular employees for such services.

Submission of Shareholder Proposals and Nominations for the 2022 Annual Meeting

If you wish to submit proposals to be included in our Proxy Statement for the 2022 Annual Meeting of shareholders (the “2022 Annual Meeting”) pursuant to Rule 14a-8 (as defined below), we must receive them on or before December 1, 2021. Nothing in this paragraph shall be deemed to require us to include in our Proxy Statement and Proxy Card for the 2022 Annual Meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. §240.14a-8 of the Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, under our Amended and Restated Bylaws (“Bylaws”), if you wish to nominate a director or bring other business before the 2022 Annual Meeting, which is not included in the Proxy Statement for the 2022 Annual Meeting, the following criteria must be met: (i) you must be a shareholder of record; (ii) you must have given timely notice in writing to our Secretary; and (iii) your notice must contain specific information required in Article I, Section 6 of our Bylaws, which are on file with the SEC. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the shareholders for the 2022 Annual Meeting must be received no earlier than November 1, 2021, and no later than December 1, 2021.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board, upon recommendation of its Nominating and Corporate Governance Committee, has nominated the following four (4) individuals named in the table below for election as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected. If you elect all the nominees listed below, they will hold office until the Annual Meeting of shareholders noted within the table below or until their successors have been elected and qualified.

If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election or cease to qualify to serve as directors, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancies. The Board has no reason to believe that any of the nominees would prove unable to serve if elected. There are no arrangements or understandings between us and any director, or nominee for directorship, pursuant to which such person was selected as a director or nominee.

Name of Nominee	Age(1)	Term to Expire	Position Held	Director Since(2)
James C. Hagan	60	2024	President, Chief Executive Officer, Director	2009
William D. Masse	65	2024	Director	2016
Gregg F. Orlen	71	2024	Director	2016
Philip R. Smith	64	2024	Director	2009

(1)Age at May 11, 2021

(2)Includes terms served on the Board of Westfield Bank, as applicable.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The nominees for director who receive the most votes will be elected. You may not vote your shares cumulatively for the election of directors. For purposes of the election of directors, shares for which voting authority is withheld and broker non-votes will have no effect on the result of the vote.

✓	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” THE NOMINEES FOR ELECTION AS DIRECTORS SET FORTH ABOVE.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

General

Our Board currently consists of ten (10) members, each who have the highest ethical character and personal and professional reputations consistent with the Company’s image and reputation, and also who demonstrate integrity and a willingness to appropriately challenge management. The name, age and length of service of each of our nominees and the continuing members of our Board are set forth below:

Gender	70% Men	30% Women	3	Women Directors

Age	2 in 50s	7 in 60s	1 in 70s	62	Avg. Age of Directors

Tenure	6 < ten years	4 > ten years	7.8	Avg. Tenure of Directors

Independence	90% Independent	10% Non- Independent	9	Independent Directors

Name of Nominee	Age(1)	Term to Expire	Position Held	Director Since(2)
James C. Hagan	60	2021	President, Chief Executive Officer, Director	2009
William D. Masse	65	2021	Director	2016
Gregg F. Orlen	71	2021	Director	2016
Philip R. Smith	64	2021	Director	2009
Gary G. Fitzgerald	54	2022	Director	2016
Paul C. Picknelly	60	2022	Director	2016
Laura Benoit	54	2023	Director	2014
Donna J. Damon	62	2023	Director	2011
Lisa G. McMahon	62	2023	Director, Chairperson of the Board	2014
Steven G. Richter	65	2023	Director	2011

(1)At May 11, 2021

(2)Includes terms served on the Board of Westfield Bank, as applicable.

In accordance with the Company’s By-laws, no person shall be eligible for election, reelection, appointment or reappointment to the Board if such person reached seventy-two (72) years of age or older on appointment or reappointment to the Board.

Board Diversity

The Company and the Board strongly believe diversity is critical to the Company’s success and creating long-term value for our shareholders. The Board and Executive Management have adopted diversity and inclusion as a key focus of the Company’s overall strategic plan. In 2020, the Company proudly announced its first female Chairperson in its 168-year history. With respect to the Board, it is acknowledged that a Board consisting of individuals with diverse backgrounds ensures broader representation and inspires deeper commitment to management, employees, and the community we serve. While not specific to a particular policy, the Board prioritizes diversity in gender, ethnic background, and professional experience when considering candidates for director as part of its commitment to diversity. At present, 30% of the Company’s Board is diverse from a gender, race or ethnic perspective.

Board Refreshment

Our Board believes that a fully engaged Board is a strategic asset of the Company and that knowledgeable and fresh viewpoints and perspectives are important for informed decision-making. The Board also believes that appropriate tenure can facilitate members developing greater institutional knowledge and deeper insight into the Company’s operations across a variety of economic and competitive environments.

Even before vacancies arise, the Board periodically evaluates whether it collectively has the right mix of skills, experience, attributes and diverse viewpoints necessary for it to drive shareholder value. The results of this evaluation are used to help inform the desirable skills set for potential Board nominees and to screen director candidates.

At the same time, as part of planning for Board refreshment and director succession, the Nominating and Corporate Governance Committee’s practice has been to periodically consider potential director candidates. As a result of this ongoing review, in the last ten years, the Board has nominated eight new directors, and in the last six years, the Board has nominated four new directors. The average tenure for the Board is 7.8 years.

With the Board’s recommended slate of four nominees, the Board believes that it has an appropriately balanced Board and will continue to consider opportunities to strengthen the Board’s composition over time. As a group, the average tenure of the four nominees for election to the Board is approximately 8.5 years.

The biographies of the nominees below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board to determine that the person should serve as a director.

Nominees

James C. Hagan has been a director of our Board since 2009, our Chief Executive Officer since December 31, 2008, and our President since June 2005. Mr. Hagan served as Chief Operating Officer of the Company and Westfield Bank from June 2005 until December 2008. Prior to that, he served as Senior Vice President and Commercial Loan Department Manager of Westfield Bank from 1998. From 1994 through 1998, Mr. Hagan was a Vice President at Westfield Bank. Prior to 1994, Mr. Hagan worked as a commercial lender and manager at other New England based banking institutions. He received a Bachelor of Science from Westfield State College and received a Master of Business Administration from American International College. Mr. Hagan’s expertise in credit administration, commercial lending and management through his various roles within the Company and within other New England based banking institutions provides him with the qualifications and skills to serve as a director.

William D. Masse has been a director of our Board since October 2016. Previously, Mr. Masse served on the boards of Chicopee Savings Bank and Chicopee Bancorp, Inc., since 1998 and 2006, respectively. Mr. Masse retired on January 1, 2021, as the President of Granfield, Bugbee & Masse Insurance Agency in Chicopee, Massachusetts. He had been in the insurance industry for 40 years. Mr. Masse holds a Bachelor of the Arts degree from Williams College where he majored in economics. Mr. Masse has, in the past, served as Chairman and/or President of the board of directors of area non-profit organizations. His experience, as well as business and community contacts, provide him with the qualifications and skills to serve as a director.

Gregg F. Orlen has been a director of our Board since October 2016. Previously, Mr. Orlen served on the boards of Chicopee Savings Bank and Chicopee Bancorp, Inc., since 1999 and 2006, respectively. Mr. Orlen is the owner of Gregg Orlen Custom Homebuilders and works as an excavating contractor. Mr. Orlen served on the development committee for South Hadley’s municipal golf course, The Ledges, and was responsible for the oversight of its construction phase. Mr. Orlen remained on the golf course commission, while a resident of South Hadley. Mr. Orlen holds a Bachelor of Science in Business Management. Mr. Orlen is a well-established premier builder of residential homes within our market and brings to the Board his extensive knowledge of the local housing market.

Philip R. Smith has been a director of our Board since 2009. Prior to Mr. Smith’s directorship, he served as Secretary to the Company. Mr. Smith has been a partner at Bacon & Wilson, P.C., one of the largest regional law firms in western Massachusetts specializing in Real Estate, Business Law and Estate Planning, since 2001.  Mr. Smith has served as a past board member of the Westfield Chamber of Commerce in Westfield, Massachusetts, and of the Westfield State College Foundation. Mr. Smith is a past member of the Westfield Community Development Corporation board of directors. He is a graduate of the University of New Hampshire and received a Juris Doctor from New England School of Law and an LL.M. in taxation from Boston University. Mr. Smith’s experience in commercial and residential lending and business law through his many years of legal practice provides him with the qualifications and skills to serve as a director.

Continuing Directors

Lisa G. McMahon has been a director of our Board since 2014 and was named Chairperson on March 24, 2020, making her the first female Board Chairperson in the Company’s 168-year history. Ms. McMahon is the Director of Institutional Advancement and Stewardship with Westfield State University. Ms. McMahon began at Westfield State University in 2013 after leaving Merrill Lynch where she obtained her general securities license and license to become a registered investment advisor representative. Ms. McMahon currently serves as President of the Westfield Academy Foundation as well as the President of the executive board of the Genesis Center – a division of the Sisters of Providence Health Systems. From 2007 to 2012, Ms. McMahon was the executive director of the Westfield Business Improvement District, Inc.

Ms. McMahon received a Bachelor of Science degree from Our Lady of the Elms College. Ms. McMahon’s business experience and extensive work with micro businesses, nonprofits, and community relations provides her with the qualifications and skills to serve as a director.

Laura Benoit has been a director of our Board since 2014. Ms. Benoit has been the Treasurer and Co-Owner of Baystate Fuel Oil, Inc., a fuel distribution company located in Agawam, Massachusetts, since 1985. Ms. Benoit also serves as President of Buddy Realty, LLC. Ms. Benoit is a former member of the board of directors of the Western Mass Fuel Dealers Association where she served as Treasurer and then President for a period of ten years. Ms. Benoit received an Associate’s degree in Business Administration from Holyoke Community College. Ms. Benoit’s finance, accounting and small business management experience provides her with the qualifications and skills to serve as a director.

Donna J. Damon has been a director of our Board since 2011. Ms. Damon is the President and owner of New England Concrete Cutting, Inc., a construction company specializing in concrete cutting and drilling located in Agawam, Massachusetts. She also serves as an executive officer and the office manager for two separate companies, Witch Equipment of New England, Inc., and Witch Enterprises, Inc. Ms. Damon also serves on various community boards. Ms. Damon’s experience in human resources, office management and business administration, including financial management and employee benefit administration, provides her with the qualifications and skills to serve as a director.

Steven G. Richter has been a director of our Board since 2011. Dr. Richter is the founder, former owner, operator and President of Micro Test Laboratories, Inc., a contract testing and manufacturing support operation for the pharmaceutical and biotechnology industries. Dr. Richter is the manager of Richco Laboratories LLC, which is a life science consulting and testing operation. Dr. Richter is a registered microbiologist with both the American Society of Clinical Pathology and the American Society for Microbiology. Dr. Richter serves on the boards of the Holyoke Community College Biotech Advisory Board and the Westfield State University Life Science Advisory Board. Dr. Richter is also actively involved in research and development with the University of Massachusetts and is an IALS Institute advisory board member. Dr. Richter previously served in a biotechnological advisory capacity for small business with Governor Romney and is a past FDA microbiologist and accredited regulatory affairs professional. Dr. Richter is a graduate of the University of Massachusetts with a Bachelor’s of Science in Microbiology and went on to receive his Master of Sciences degree in Biological Sciences from the University of Massachusetts-Lowell and his Ph.D. in Sterilization Sciences from Columbia Pacific University. Dr. Richter’s experience in small business administration and management, including financial and business operations matters, provides him with the qualifications and skills to serve as a director.

Gary G. Fitzgerald has been a director of our Board since October 2016. Previously, Mr. Fitzgerald served on the boards of Chicopee Savings Bank and Chicopee Bancorp, Inc., since 2009. Mr. Fitzgerald is a Certified Public Accountant and is a Managing Principal of Downey, Pieciak, Fitzgerald & Co., P.C., a CPA firm located in Springfield, Massachusetts. Mr. Fitzgerald received a Bachelor of Science degree from Western New England University, a Master of Science in Taxation degree from Bentley University, and has been licensed as a Certified Public Accountant since 1996. His extensive background in accounting and taxation provides him with the qualifications and skills to serve as a director and as the Company’s financial expert.

Paul C. Picknelly has been a director of our Board since October 2016. Previously, Mr. Picknelly served on the boards of Chicopee Savings Bank and Chicopee Bancorp, Inc., since 2000 and 2006, respectively. Mr. Picknelly is a premium hotel owner and operator, as well as a commercial real estate developer. Mr. Picknelly currently serves as President of Monarch Enterprises, LLC (Monarch Place Office Tower, Sheraton Springfield, and the Hilton Garden Inn Hotels in Springfield and Worcester, Massachusetts) and further manages various commercial real estate properties in the local area. Mr. Picknelly brings to the Board his unique and extensive knowledge of the customers, communities and political climate within our marketplace from a premier hotel management and real estate developer perspective.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The executive officers of the Company, as of March 30, 2021, are as follows: Ages reflected are as of the Annual Meeting date of May 11, 2021.

Allen J. Miles, III, age 58, was appointed to Executive Vice President in December 2008 and serves as Westfield Bank’s Senior Lender. Prior to that, Mr. Miles served as Senior Vice President and Senior Lender of the Company and Westfield Bank since August 2005. From 1998 to 2005, Mr. Miles served as Vice President and Commercial Loan Officer.

Kevin C. O’Connor, age 61, was appointed to Executive Vice President and Chief Banking Officer in February 2017. Previously, Mr. O’Connor held the position of Senior Vice President of Retail Banking since February 2015 and served as Vice President since 2010. Mr. O’Connor has over twenty-five years’ experience in retail and branch banking and had previously worked at both national and regional banking institutions as a Vice President and regional manager of retail banking and sales, including small business sales.

Guida R. Sajdak, age 48, was appointed to serve as Chief Financial Officer and Treasurer of the Company and Westfield Bank in April 2017. Mrs. Sajdak had served as the Executive Vice President and Chief Risk Officer of the Company and Westfield Bank since October 2016. Previously, Mrs. Sajdak served as the Senior Vice President and Chief Financial Officer and Treasurer of Legacy Chicopee Bancorp, Inc., and Legacy Chicopee Savings Bank where she held the position since 2010. Mrs. Sajdak served Chicopee Savings Bank in various capacities since 1989 including that of Internal Auditor and Commercial Lender. Mrs. Sajdak also serves on the board of the Chicopee Savings Bank Charitable Foundation as its Treasurer.

John E. Bonini, age 53, joined the Company on August 31, 2020, as a Senior Vice President and Associate General Counsel.  Mr. Bonini assumed the position of General Counsel on January 1, 2021, upon the retirement of Mr. Ciejka, who previously held that position.  Prior to joining the Company, Mr. Bonini was employed at Barings LLC, an international investment management firm owned by MassMutual, where he was a Managing Director and Senior Counsel for Barings Real Estate.  Mr. Bonini has extensive experience in real estate transactions, corporate and investment law matters and corporate governance related issues.  He is a graduate of Wesleyan University and received his Juris Doctor from Suffolk University Law School.

Louis O. Gorman, age 61, serves as Senior Vice President of Credit Administration and Chief Credit Officer. Mr. Gorman has served as Chief Credit Officer since 2010 and as Vice President of Credit Administration since 2009. Prior to 2009, Mr. Gorman was a commercial loan officer for the Company and Westfield Bank since 2000 and also performed the same function at other New England based banking institutions.

Cidalia Inacio, age 65, serves as the Senior Vice President of Retail Banking and also supervises Westfield Bank’s investment services division – Westfield Investment Services. Ms. Inacio has been serving in her current position since October 2016. Previously, Ms. Inacio served as the Senior Vice President of Retail Banking for Legacy Chicopee Savings Bank where she held the position since March 2010.

Darlene Libiszewski, age 55, serves as Senior Vice President and Chief Information Officer. Ms. Libiszewski has been serving in her current position since October 2016. Previously, Ms. Libiszewski served as the Senior Vice President of Information Technology for Legacy Chicopee Savings Bank where she held the position since December 2007.

Deborah J. McCarthy, age 61, serves as Senior Vice President of the Company and Westfield Bank since 2016. Since 2001, she has been the Manager of the Deposit Operations Department and Electronic Banking Department. Ms. McCarthy has worked for Westfield Bank in numerous capacities since 1979.

Christine Phillips, age 48, joined the Company on November 30, 2020, as a Senior Vice President and Human Resources Director.  Prior to joining the Company, Ms. Phillips served as the First Vice President of Human Resources for PeoplesBank, headquartered in Massachusetts. Ms. Phillips brings with her extensive leadership and human resources management including compensation, benefits, talent management and employee training programs.  Ms. Phillips is a graduate of the University of Massachusetts and is currently pursuing a Master’s Degree in Business Administration at the Isenberg School of Management at the University of Massachusetts.

Leo R. Sagan, Jr., age 58, serves as Chief Risk Officer and Senior Vice President of the Company and the Bank since 2017. Previously, Mr. Sagan served as the Chief Financial Officer of the Company and Westfield Bank since December 2008, as Vice President and Controller of the Company and Westfield Bank since 2003, as Controller of the Company and Westfield Bank from 2002 to 2003 and as Assistant Treasurer of the Company and Westfield Bank from 1999 to 2002.

William J. Wagner, age 74, has been serving as the Company’s Employee Advisor to the Executive Committee since October 2019. Prior to this position, Mr. Wagner held the position of Senior Vice President and Chief Business Development Officer since October 21, 2016. Mr. Wagner retired from the Company’s Board on May 12, 2020, and had served as the Board Vice Chairman since October 2016, following the Company’s merger with Legacy Chicopee Bancorp, Inc. Prior to the merger, Mr. Wagner served as the President and Chief Executive Officer of Legacy Chicopee Savings Bank since 1984 and the President and the Chairman of the Board of Legacy Chicopee Bancorp, Inc., since its formation in 2006.  Mr. Wagner currently serves as the President of the Chicopee Savings Bank Charitable Foundation, an affiliate with Westfield Bank, established in 2006. Mr. Wagner is well known and respected in the Massachusetts and Connecticut banking industry through his leadership roles and participation on the boards of many banking, civic and philanthropic organizations. Mr. Wagner is the recipient of numerous achievement and philanthropic awards for his active leadership and is a recipient of an Honorary Doctorate of Law Degree from the Elms College. Mr. Wagner is a graduate of Western New England University with a Bachelor of Business Administration degree in Accounting, cum laude.

Retired Executive Officers

Gerald P. Ciejka retired from the Company on December 31, 2020, and served as a Senior Vice President, General Counsel and Director of Human Resources of the Company and Westfield Bank.

CORPORATE GOVERNANCE

The Company is dedicated to being a financial industry leader in corporate governance and business ethics. Our Board is composed of directors with diverse professional and business experience. All of our directors, other than Mr. Hagan are independent. They all share a commitment to fostering an effective risk environment coupled with a strong internal audit structure. Their unwavering commitment protects our clients, shareholders and reputation. Our Code of Ethics for our Senior Financial Officers and our Code of Conduct reflect the Company’s expectation for the conduct of our directors, officers and employees. Through recurring training and disclosures, as well as periodic communication related to specific topics, the Company maintains the highest level of ethical conduct. The Nominating and Corporate Governance Committee receives annual education related to corporate social responsibility as well as to trends and best practices for directors.

Board of Directors

The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in our day-to-day operations. Our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are held on a monthly basis. Our directors also discuss business and other matters with the Chairperson and the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

The Company’s Board held eight regular meetings during the fiscal year ended December 31, 2020, and the Westfield Bank Board held 12 regular meetings. Each incumbent director attended at least 75% of the total of (i) the meetings of the Board held during the period for which he or she has been a director, and (ii) the meetings of the committee(s) on which that particular director served during such period.

It is our policy that all directors and nominees attend the Annual Meeting. Due to the COVID-19 global pandemic and the gathering and building capacity restrictions then in effect by the Commonwealth of Massachusetts, the Company held the Annual Meeting in 2020 virtually. All members of the Board were in attendance via Zoom. In addition to the Company’s regularly scheduled Board of Director meetings, all members of the Board annually participate in an all-day Strategic Planning Session, which was also held virtually last year.

Board of Directors Independence

Rule 5605 of the NASDAQ Marketplace Rules (the “NASDAQ Listing Rules”) requires that independent directors compose a majority of a listed company’s board of directors. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation, and Nominating and Corporate Governance Committees be independent and that Audit Committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Rule 5605(a)(2) of the NASDAQ Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries. In addition to satisfying general independence requirements under the NASDAQ Listing Rules, members of a Compensation Committee must also satisfy independence requirements set forth in Rule 10C-1 under the Exchange Act and NASDAQ Listing Rule 5605(d)(2). Pursuant to Rule 10C-1 under the Exchange Act and NASDAQ Listing Rule 5605(d)(2), in affirmatively determining the independence of a member of a Compensation Committee of a listed company, the board of directors must consider all factors specifically relevant to determining whether that member has a relationship with the company which is material to that member’s ability to be independent from management in connection with the duties of a Compensation Committee member, including: (a) the source of compensation of such member, including any consulting, advisory or other compensatory fee paid by the company to such member; and (b) whether such member is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The Board consults with our legal counsel to ensure that their determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent NASDAQ Listing Rules, as in effect from time to time.

Consistent with these considerations, the Board has affirmatively determined that all of its directors, including the director nominees, satisfy general independence requirements under the NASDAQ Listing Rules, other than Mr. Hagan. In making this determination, the Board found that none of the directors, other than Mr. Hagan, had a material or other disqualifying relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each director, other than Mr. Hagan, is “independent” as that term is defined under Rule 5605(a)(2) of the NASDAQ Listing Rules. The Board determined that Mr. Hagan, President and Chief Executive Officer, is not an independent director by virtue of his current employment with the Company. The Board also determined that each member of the Audit, Nominating and Corporate Governance and Compensation Committees satisfies the independence standards for such committees established by the SEC and the NASDAQ Listing Rules, as applicable.

Code of Ethics and Corporate Governance Guidelines

We have adopted a Conflict of Interest Policy and Code of Conduct, which applies to all of our employees and officers. We have also adopted a Code of Ethics for Senior Financial Officers, which applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions for us, and which requires compliance with the Conflict of Interest Policy and Code of Conduct. The Code of Ethics for Senior Financial Officers meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, by posting such information on our website at the internet address set forth below. We have not amended or granted any waivers of a provision of our Code of Ethics during 2020.

The Board adopted Corporate Governance Guidelines to assure that it will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to Board independence, composition and selection, Board meetings and involvement of senior executives, senior executive performance evaluation and succession planning, and Board committees and compensation.

The Code of Ethics for Senior Financial Officers and our Corporate Governance Guidelines are available to shareholders on our website at www.westfieldbank.com. The inclusion of our website address here and elsewhere in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Hedging and Pledging of Company Securities

On an annual basis, all directors and senior financial officers, as defined therein, are required to review the Company’s Insider Trading Policy and are provided with the Company’s scheduled blackout periods. The policy details trading guidelines and prohibitions for those directors and officers, subject to Section 16 of the SEC, and serves to educate such directors and senior financial officers as to their individual and corporate responsibilities as insider shareholders. A signed Certification of Acknowledgment from all directors and senior financial officers is collected and retained by the Corporate Secretary.

Committees of the Board of Directors

The following table provides the Board’s committee membership as of the date of this Proxy Statement, and meeting information for the year ended December 31, 2020, for the following committees:

Name	Executive	Audit	Nominating and Corporate Governance	Compensation	Finance & Risk Management
Laura Benoit		✓		✓
Donna J. Damon			✓	✓
Gary G. Fitzgerald(1)		Chair		✓
James C. Hagan	✓				✓
William D. Masse		✓			Chair
Lisa G. McMahon	Chair		Chair	✓
Gregg F. Orlen			✓	Chair
Paul C. Picknelly		✓	✓
Steven G. Richter	✓		✓	✓
Philip R. Smith	✓				✓
Total Meetings in 2020:	13(2)	5	3	5	3

(1)Financial Expert

(2)See Executive Committee below.

Executive Committee

The Executive Committee exercises the powers of the Board between Board meetings and is responsible for reviewing and approving all Westfield Bank extensions of credit above and beyond management’s authority. The Executive Committee takes action to review and approve extensions of credit either through meetings, as noted above, or virtually through the Company’s online board portal. In addition to meeting thirteen times during 2020, the Executive Committee also took action reviewing and approving extensions of credit twenty-five times using its online board portal. During 2020, the Executive Committee was chaired by Mr. Tapases until his passing on March 6, 2020. On March 24, 2020, Mr. Richter and Ms. McMahon joined the Executive Committee and Ms. McMahon was appointed as its chair serving along with Messrs. Hagan, Smith and Wagner. On May 12, 2020, Mr. Wagner retired from the Board and was appointed as the Employee Advisor of the Executive Committee.

Audit Committee

The Audit Committee is chaired by Mr. Fitzgerald with Ms. Benoit and Messrs. Masse and Picknelly serving as members. The Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments. The primary duties and responsibilities of the Audit Committee are to:

•oversee and monitor the financial reporting process and internal controls system;

•review and evaluate the audit performed by outside auditors and report any substantive issues found during the audit to the Board;

•appoint, compensate and oversee the work of the independent auditors;

•review and approve all transactions with affiliated parties; and

•provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department and the Board.

The Board reviews the NASDAQ Listing Rules’ definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ Listing Rules and Rule 10A-3 under the Exchange Act). The Board has also determined that Mr. Fitzgerald qualifies as an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K. The Board has adopted a written charter for the Audit Committee that is available to shareholders on our website at www.westfieldbank.com.

Pre-approval of Services

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms) to be performed for us by our independent registered public accounting firm, subject to the de minimis exception for non-audit services described below, which are approved by the Audit Committee prior to completion of the audit. The pre-approval requirement set forth above shall not be applicable with respect to non-audit services if:

•the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by us to our auditor during the fiscal year in which the services are provided;

•such services were not recognized by us at the time of the engagement to be non-audit services; and

•such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.

Delegation

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve activities under this subsection shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved 100% of the services performed by the independent registered public accounting firm for the fiscal year ending December 31, 2020, pursuant to the policies outlined above.

Audit Committee Report(1)

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2020, with management and our independent registered public accounting firm, Wolf & Company. The Audit Committee has discussed with Wolf & Company the matters required to be discussed by Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from Wolf & Company required by applicable requirements of the PCAOB regarding Wolf & Company’s communications with the Audit Committee concerning independence, and has discussed with Wolf & Company the firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Western New England Bancorp, Inc.

Audit Committee

Gary G. Fitzgerald, Chair

Laura Benoit

William D. Masse

Paul C. Picknelly

(1)The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing we make under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is chaired by Ms. McMahon with Ms. Damon and Messrs. Orlen, Picknelly and Richter serving as members. Each member of the Nominating and Corporate Governance Committee is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act, and each is an independent director under the corporate governance standards of the NASDAQ Listing Rules. The Board has adopted a written charter for the Nominating and Corporate Governance Committee that is available to shareholders on our website at www.westfieldbank.com. Pursuant to its charter, the Nominating and Corporate Governance Committee is responsible for:

•identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by the Board);

•reviewing director nominations by shareholders;

•reviewing and evaluating incumbent directors;

•recommending to the Board for selection candidates for election to the Board;

•making recommendations to the Board regarding the membership of the committees of the Board; and

•reviewing the Nominating and Corporate Governance Committee Charter and developing and implementing corporate governance guidelines.

It is the policy of the Nominating and Corporate Governance Committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. When considering candidates for the Board, the Nominating and Corporate Governance Committee takes into account the candidate’s qualifications, experience and independence from management. Shareholder nominees, if any, would be analyzed by the Nominating and Corporate Governance Committee in the same manner as nominees that are identified by the Nominating and Corporate Governance Committee. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election. The Nominating and Corporate Governance Committee also has the authority to retain any search firm to assist in the identification of director candidates. However, the Nominating and Corporate Governance Committee has not retained any such search firm, and we do not pay a fee to any third party to identify or evaluate director candidates or nominees.

In accordance with our Bylaws, nominations of individuals for election to the Board at an Annual Meeting of shareholders may be made by any shareholder of record entitled to vote for the election of directors at such meeting who provides timely notice in writing to our Secretary at our principal executive office. To be timely, a shareholder’s notice must be delivered to or received by our Secretary not less than 120 calendar days in advance of the anniversary date of our Proxy Statement released to shareholders in connection with the previous year’s Annual Meeting of shareholders. Submissions must include the full name of the proposed nominee and include a detailed background of the suggested candidate, and a representation that the nominating shareholder is a beneficial or record holder of our common stock. If a nomination is not properly brought before the Annual Meeting in accordance with our Bylaws, the Chairperson of the Annual Meeting may determine that the nomination was not properly brought before the Annual Meeting and shall not be considered. For additional information about our director nomination requirements, please see our Bylaws.

All nominees were nominated by the Nominating and Corporate Governance Committee. As of the date of this Proxy Statement, the Nominating and Corporate Governance Committee had not received any shareholder recommendations for nominees in accordance with our Bylaws in connection with the Annual Meeting.

Compensation Committee

The Compensation Committee is chaired by Mr. Orlen with Mses. Damon, Benoit and McMahon and Messrs. Fitzgerald and Richter serving as members. Each member of the Compensation Committee is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act, each is an outside director as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and each is an independent director under the corporate governance standards of the NASDAQ Listing Rules and the independence requirements of Rule 10C-1 under the Exchange Act. As required by its charter, the Compensation Committee meets at least three times annually and with greater frequency, if necessary. The Board has adopted a written charter for the Compensation Committee that is available to shareholders on our website at www.westfieldbank.com. Pursuant to its charter, the Compensation Committee’s responsibilities include:

•evaluating the performance of the Chief Executive Officer and other elected officers in light of approved performance and objectives;

•making recommendations to the Board for, and setting the compensation of the Chief Executive Officer and other elected officers, based upon the evaluation of the performance of the Chief Executive Officer and the other elected officers, respectively; and

•making recommendations to the Board with respect to profit sharing and equity-based compensation plans.

The Compensation Committee also reviews and discusses with management the “Compensation Discussion and Analysis” section of our Proxy Statements and considers whether to recommend to the full Board that it be included in our Proxy Statements and other filings.

Compensation Decision-Making and Policy-Making

Our Bylaws require that our business and affairs be under the direction of the Board, which includes executive officer compensation. Executive compensation is set by the Board after recommendation of the Compensation Committee. As a company listed on NASDAQ, we must observe governance standards and listing requirements that require executive officer compensation decisions to be made by a majority of independent directors of our Board, by a committee of independent directors or in exceptional and limited circumstances, a compensation committee comprised of at least three members where only one member is not independent.

The Compensation Committee has been delegated authority from our Board to oversee executive compensation by approving salary increases for Senior Vice Presidents and above by reviewing general personnel matters, such as staff performance evaluations, for such Senior Vice Presidents and above. The Compensation Committee has established a compensation program and has a formal charter, which was adopted in December of 2006 and amended in 2007, 2013 and 2017, and advises senior management on the average salary increases for all employees under the compensation program. The compensation program consists of three components: (1) base salary; (2) annual bonuses (short-term incentives); and (3) long-term incentives (e.g., omnibus equity grants, employment and change-in-control agreements, deferred compensation, retirement and fringe benefits).

The Compensation Committee considers the expectations of the Chief Executive Officer with respect to his own compensation and his recommendations with respect to the compensation of more junior executive officers, as well as empirical data and the recommendations of advisors both internal and external. Compensation decisions made by the Compensation Committee are reported by the Compensation Committee’s Chairperson to the Board, which approves, disapproves or amends the Compensation Committee’s action. The Compensation Committee does not delegate its duties to others. The Compensation Committee also confirms and approves the Summary Compensation Tables included in this Proxy Statement in accordance with the rules and regulations of the SEC.

In addition, pursuant to its charter, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has ever been an officer or employee of ours. None of our executive officers served as a member of another entity’s board of directors or as a member of another entity’s compensation committee (or other board committee performing equivalent functions) during 2020, which entity had an executive officer serving on our Board or as a member of our Compensation Committee. There are no interlocking relationships between us and other entities that might affect the determination of the compensation of our executive officers.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the following “Compensation Discussion and Analysis” with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board that the “Compensation Discussion and Analysis” be included in our Annual Report on Form 10-K for the year-ended December 31, 2020, and this Proxy Statement.

Western New England Bancorp, Inc.

Compensation Committee

Gregg F. Orlen, Chair

Donna J. Damon

Laura Benoit

Gary G. Fitzgerald

Lisa G. McMahon

Steven G. Richter

Finance and Risk Management Committee

The Finance and Risk Management Committee is a standing committee of the Board formed in January 2014. During 2020, Mr. Wagner served as its chair with Messrs. Hagan, Smith and Tapases serving as its members. Mr. Tapases passed away on March 6, 2020. Mr. Wagner retired from the Board on May 12, 2020, at which time Mr. Masse was appointed to serve as its chair. The Finance and Risk Management Committee meets as often as necessary, but at least three times annually.

The Board has adopted a written charter for the Finance and Risk Management Committee that is available to shareholders on our website at www.westfieldbank.com. Pursuant to its charter, the purpose of the Finance and Risk Management Committee is to assist the Board and the Executive Committee of the Board in fulfilling their responsibility with respect to the oversight of the Company’s (1) enterprise risk management and financial framework, including all risks associated therewith, and (2) policies and practices relating to financial matters, including but not limited to, capital, liquidity and financing, as well as to merger, acquisition and divestiture activity. The Finance and Risk Management Committee reports to the Board regarding the Company’s risk profile, as well as its enterprise risk management framework, including the significant policies and practices employed to manage such risks, as well as the overall adequacy of the enterprise risk management function. The Finance and Risk Management Committee also will, as directed by the Executive Committee or the Board, review financial strategic planning, corporate financial statements, projects or initiatives.

Communicating with the Board of Directors

Shareholders may contact the Company’s Board of Directors by writing to:

Theresa C. Szlosek, Corporate Secretary

Western New England Bancorp, Inc.

141 Elm Street

Westfield, Massachusetts, 01085

All communications addressed to this address will be forwarded directly to the Chairperson of the Board of Directors. Any letter addressed to an individual director will be forwarded to that director.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

The Board does not have a formal policy on separating the roles of Chairperson of the Board and Chief Executive Officer and, if separate, whether the Chairperson of the Board should be a non-employee director or an employee. The Board believes that no single, one-size fits all, board leadership model is universally or permanently appropriate. The Board prefers to retain the flexibility to structure its leadership from time to time in any manner that is in the best interests of the Company and its shareholders.

The positions of our Chairperson of the Board and Chief Executive Officer are currently separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairperson of the Board to lead our Board in its fundamental role of providing advice to, and independent oversight of, management. The Board recognizes the time, effort and energy that our Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairperson, particularly as the Board’s oversight responsibilities continue to grow. The Board also believes that this structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. The Board recognizes that depending on the circumstances, other leadership models, such as combining the role of Chairperson of the Board with the role of Chief Executive Officer, might be appropriate. Accordingly, the Board may periodically review its leadership structure.

Board’s Role in Risk Oversight

The Board is responsible for consideration and oversight of risk management and is responsible for ensuring that material risks are identified and managed appropriately. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces; (2) communicate necessary information on material risks to senior management and, as appropriate, to the Board or relevant Board Committee; (3) implement responsive risk management strategies appropriate to the Company’s risk profile; and (4) integrate risk management into the Company’s decision making.

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. The Board receives these reports to enable it to understand the Company’s risk identification, risk management and risk mitigation strategies. While the Board has the ultimate oversight responsibility for the risk management process, various committees of both management and the Board also have responsibility for risk management. The Board has established a Finance and Risk Management Committee of the Board to assist in fulfilling this responsibility. The Board and the Finance and Risk Management Committee approve the Bank’s business strategies and, in so doing, ultimately approve the level of risks the Bank takes. Senior management is responsible for implementing the Board’s strategies in such a way as to limit the associated risks the Bank takes and for ensuring that the staff complies with applicable laws and regulations.

To further assist the Board and the Finance and Risk Management Committee in carrying out its responsibility, the Chief Risk Officer serves as the primary risk management officer for establishing policy and designing and implementing the overall Enterprise Risk Management framework. While business unit managers are primarily responsible for managing risk inherent in their areas of responsibility, the objective of the Chief Risk Officer is to promote risk management practices throughout the organization that are well defined, repeatable, and allow a comprehensive understanding of the Company’s risk profile.

Our Chief Risk Officer provides reports and updates to the Finance and Risk Management Committee on risk management initiatives. The chair of the Finance and Risk Management Committee reports to the full Board with respect to any notable risk management issues and coordinates with other Board and management level committees as necessary. The Board also meets regularly in executive session without management to discuss a variety of topics, including risk. In these ways, the full Board is able to monitor our risk profile and risk management activities on an on-going basis.

The Audit Committee provides quarterly updates to the Board relating to our internal and external audit functions. The Board reviews all reports of examination by regulatory agencies, including the Bank’s primary regulator, the Office of the Comptroller of the Currency. All policies and procedures affecting the risk factors listed above are reviewed and approved by the Board on a monthly, quarterly and annual basis, as the case may be.

We believe that through our current reporting structure, the Board maintains strong and effective oversight of all risk factors affecting us. This oversight is maintained through active involvement by all members of the Board on various committees, with elected chairpersons for each such committee, which ensures that diverse leadership exists throughout the Board and prevents centralization of control within one, or a group of individuals. Oversight is also maintained through the Executive Committee, which, pursuant to our Bylaws, has the ability to exercise the powers of the Board between Board meetings, and through the Board’s monthly meetings. Recommendations of the Board at these meetings are then implemented by senior management and the results are subsequently reported to the Board.

Environmental, Social and Governance Highlights

The Company is committed to strengthening the communities we serve through volunteerism and corporate philanthropy, as well as environmental responsibility, serving as a cornerstone of the local community, and maintaining transparency and diversity in governance. We strive to have positive impacts on the communities in which we live and work by focusing on certain core initiatives including, financial empowerment and education; diversity, equity and inclusion in governance; volunteerism; and environmental sustainability. Below are some of our significant initiatives and events of 2020:

We promote economic development and education through investment in community-strengthening initiatives like small business and affordable housing lending programs, as well as no-cost, first-time homebuyer educational seminars open to the public. The following are a few examples:

•First Time Home-Buyer Program: This program provides home loans with special incentives, such as low down payments and closing cost credits, to individuals purchasing a primary residence for the first time. In 2020, the Bank lent over $39 million under this program;

•Basic Banking for Massachusetts Program: This program is coordinated by the Massachusetts Community & Banking Council and recognizes Massachusetts banks that expand access to low-cost bank products and services. In 2020, the Company was recognized in both the checking and savings categories;

•Second Chance Checking Program: Through this program, we work with individuals to help rehabilitate their past bank deposit account charge-off record, which provides them with the opportunity to access mainstream financial services. After twelve (12) months of satisfactory performance, accounts are automatically converted to standard products;

•Ready, Set, Grow Program: This proprietary program encourages youth savings and is available through participating schools and all branch locations; and

•Financial Literacy: We promote financial literacy through a number of educational programs, including:

oOur first time homebuyer seminars, which help promote the joy and responsibility of homeownership;

oOur educational partnerships with community centers and local schools with Bank personnel providing instruction about personal finance and banking.

The Company has received an “Outstanding” rating in each of its last three Community Reinvestment Act examinations performed by the Office of the Comptroller of Currency. These examinations assess our responsiveness to the financial needs of the communities we serve, with a special emphasis on meeting the needs of low-to-moderate income consumers and small businesses. Throughout our footprint, we have facilitated more than 35 community development loans totaling in excess of $82 million and have partnered with numerous local and state-based small business development agencies to foster successful business relationships.

We support environmental awareness and sustainability by encouraging and empowering recycling, responsible waste management practices and energy conservation throughout the organization. The following are a few examples:

•We continue to utilize recycled paper, stationery products and janitorial supplies, and partner with a local information destruction vendor for bulk shredding services that ensures all paper waste is recycled back into the marketplace;

•We have further reduced the amount of paper and other waste we create by expanding electronic storage of documents, eliminating envelopes at most ATM locations, replacing customer mailings with statement messages and email options, allowing electronic delivery and signing of documents by customers, emphasizing client use of monthly electronic statements and by making our Board and Board committee meetings paperless;

•We typically host several community shredding events throughout the year at branch locations. During 2020, as a result of the COVID-19 global pandemic, we were forced to limit the number of community shred events to just one held in September 2020;

•We have continued our initiative to reduce consumption of electricity through the installation and use of motion-activated lighting in our offices and the replacing of interior and exterior lighting to LED sourced bulbs throughout our organization;

•We continue to make environmentally conscious renovations in our buildings and installed energy efficient HVAC equipment and air purifiers in multiple locations throughout 2020. In addition, all new buildings are designed and built to be energy efficient;

•We collaborate with a local electronic recycling company and recycled more than 3,700 pounds of computer and mixed electronic equipment in 2020; and

•We indirectly reduced automobile emissions impacting our environment by utilizing remote work options and virtual meetings and trainings for numerous departments throughout the organization.

The Company continually evaluates opportunities to reduce energy dependence in areas such as facilities, equipment, operations, shipping and business travel, and remains cognizant of our impact on the environment.

Philanthropy

Philanthropy has always been one of our Company’s core values as we continually focus on strengthening the communities we serve through our support of economic development and charitable organizations. We accomplish this through a culture of employee volunteerism, corporate sponsorships and grants, non-profit board service by employees, and organized employee fundraising donations for non-profit groups and associations in our communities. The following are some examples of these philanthropic activities:

•In 2020, the Company and its affiliate, the Chicopee Savings Bank Charitable Foundation (the “Foundation”), donated in excess of $785,000 in grants and sponsorships to hundreds of non-profit organizations as well as to economic development groups located within our footprint;

•Through the Foundation, each year we provide $33,000 in annual scholarships to local students;

•As of December 31, 2020, the Company and the Foundation have an additional approximately $895,000 outstanding in multi-year pledged commitments; and

•We promote volunteerism in our communities by providing paid-time-off to our employees for performing volunteer work and we formally partner with, and source volunteers for, numerous community groups and non-profits. Due to the state and federal distancing mandates resulting from the COVID-19 global pandemic, the Company was not able to volunteer at the same level as in past years. In 2019, the Company provided in excess of 8,000 volunteer hours to hundreds of organizations through its active board leadership and committee roles, as well as through organized event volunteer efforts, which is indicative of typical volunteer hours in past years.

Diversity, Equity and Inclusion

The Company and the Board strongly believe diversity is critical to the Company’s success and creating long-term value for our shareholders. The Board and Executive Management have adopted diversity, equity and inclusion as a key focus of the Company’s overall strategic plan.

During 2020, we were proud to announce the first female Chairperson in the Company’s 168-year history. With respect to the Board, it is acknowledged that a Board consisting of individuals with diverse backgrounds ensures broader representation and inspires deeper commitment to management, employees, and the communities we serve. While not specific to a particular policy, the Board prioritizes diversity in gender, ethnic background, and professional experience when considering candidates for director as part of its commitment to diversity. At present, 30% of our Board is diverse from a gender, race or ethnic perspective. For additional information regarding the composition of our current Board, including diversity, see “INFORMATION ABOUT OUR BOARD OF DIRECTORS” at page 6.

In addition, the Company is committed to a culture of inclusiveness, equality and diversity at all levels of the organization’s workforce. The Company aims to maintain a workplace that presents a respectful, productive environment for everyone and enables individuals to achieve their full potential. Engaging a diverse workforce is sought by creating a culture of inclusion where similarities, differences, complexities and constructive dialogue are valued. As of December 31, 2020, more than 40% of our senior management team were diverse from a gender, race or ethnic perspective. Our workforce is also representative of our commitment to recruit, develop, and retain diverse individuals wherein 20% of our employees are either ethnic minorities, veterans, or persons with disabilities. We remain focused on bolstering our workforce through inclusive hiring and retention practices, which we feel reflects and better serves our communities. The Company respects, values and invites diversity in our Board, workforce, customers, suppliers, marketplace and community. Our Board is considerably diversified by ISS gender diversity standards, and we actively seek to recruit diversified candidates throughout our communities.

COMPENSATION DISCUSSION AND ANALYSIS

In this section, the term “Committee” refers to the Compensation Committee. This Compensation Discussion and Analysis describes and explains the material elements of the 2020 compensation for our Chief Executive Officer, our Chief Finance Officer and our Chief Lending Officer. The detailed information regarding the compensation of these executive officers, also called “Named Executive Officers” or “NEOs”, is set forth in the tables following this Compensation Discussion and Analysis. We also provide an overview of our executive compensation philosophy and our executive compensation program.

The following individuals are our NEOs for 2020:

•James C. Hagan, President and Chief Executive Officer;

•Allen J. Miles, III, Executive Vice President and Chief Lending Officer; and

•Guida R. Sajdak, Executive Vice President, Chief Financial Officer and Treasurer.

Executive Summary

In 2020, the Company used its strategic plan to expand the Company’s footprint with the addition of three new branches while continuing to transition to be more efficient and to be a diversified community bank. We opened new branches in Huntington, Massachusetts, and in West Hartford and Bloomfield, Connecticut, and we are very pleased with their progress.  In 2020, we also restructured the balance sheet in order to benefit from the low interest rate environment and to position the Company for future growth by paying down highcost wholesale funding with excess cash. We believe the market expansion, coupled with our restructuring of the balance sheet, will lead to improved profitability.

The volatile environment created by the COVID-19 global pandemic impacted the Company’s business operations in 2020. After experiencing disruption and uncertainty in the first half of 2020 related to the ongoing pandemic, we were encouraged to see the beginning of stabilization in the second half of the year, as businesses adapted to the environment and government stimulus measures provided support. We supported our borrowers and community by participating in the SBA Paycheck Protection Program (“PPP”) and offered loan deferrals under the CARES Act to borrowers in need.

We saw significant core deposit growth and positive deposit cost trends throughout the year. We were able to expand our core net interest margin, notwithstanding a 150 basis point rate cut by the Federal Reserve Bank in March 2020. With robust capital and liquidity positions and strong asset quality, as well as the successes achieved to date with our deposit initiatives, we have great confidence in our ability to deliver enhanced value to our shareholders.

Company Performance

For the fiscal year ended December 31, 2020:

•The Company reported net income of $11.2 million, or $0.45 per diluted share, for the fiscal year ended December 31, 2020, compared to $13.3 million or $0.51 per diluted share for the fiscal year ended December 31, 2019. The decrease in net income was primarily due to an increase in the provision for loan losses of $5.1 million, or 190.7%, from $2.7 million for the twelve months ended December 31, 2019, to $7.8 million for the twelve months ended December 31, 2020. The increase was reflective of the impact of the COVID19 global pandemic on the Company’s allowance for loan losses.

•Total assets were $2.4 billion at December 31, 2020, compared to $2.2 billion at December 31, 2019, with the increase in total assets primarily driven by an increase in total loans of $151.3 million, or 8.5%, from $1.8 billion at December 31, 2019, to $1.9 billion at December 31, 2020, due to the addition of $167.3 million in PPP loans.

•The Company maintained its focus on credit quality and increased its loan loss provision, based on economic conditions. Non-performing assets to total assets were 0.33% at December 31, 2020, compared to 0.45% of total assets at December 31, 2019. The allowance for loan losses, excluding PPP loans, was 1.20% of loans at December 31, 2020, compared with 0.79% at December 31, 2019.

•Total deposits increased $360.3 million, or 21.5%, from $1.7 billion at December 31, 2019, to $2.0 billion at December 31, 2020.

•Tangible book value per share at December 31, 2020, increased $0.22, or 2.7%, to $8.36, compared to $8.14 at December 31, 2019.

Also, during fiscal year 2020:

•As a response to the COVID-19 global pandemic, we implemented a successful remote work model for 75% of our non-branch employee base driven by a desire to protect customers and employees.

•Reduced or waived late charges and provided loan payment relief, for a limited time, for businesses and individuals negatively impacted by the coronavirus pandemic.

•Provided loan modifications under the CARES Act to over 500 borrowers in 2020.

•Assisted small businesses by granting 1,386 loans under PPP totaling $223.1 million.

•In 2019 and 2020, the Company repurchased approximately 1.9 million and 1.4 million shares, respectively.

•Authorized a 5% share buyback program for the purchase of up to 1.3 million shares.

Advisory Vote on NEO Compensation

At our Annual Meeting of shareholders held on May 12, 2020, we held an advisory vote on executive compensation. Although the vote was non-binding, the Committee has considered and will continue to consider the outcome of the vote when determining compensation policies and setting NEO compensation. Approximately 75% of the shares of our common stock that were voted on the proposal were voted for the approval of the compensation of the NEOs, as disclosed in our 2020 Proxy Statement.

The Committee will continue to consider the outcome of our say-on-pay proposal, regulatory changes and emerging best practices when making future recommendations regarding compensation for our executives.

Best Practices in Executive Compensation

The Company employs a number of practices that reflect our commitment to good compensation governance practices.

WHAT WE DO	WHAT WE DON’T DO
✓Use an independent compensation consultant to advise on executive compensation matters	✗Do not have compensation programs that encourage unnecessary and excessive risk taking
✓Design compensation programs to drive long-term performance	✗No income tax or excise tax gross-ups in our Change-in-Control programs
✓Incorporate an overriding performance condition in our performance metrics	✗No repricing stock options without shareholder approval and no backdating stock options
✓Consider peer group data when making executive compensation decisions	✗Do not permit hedging, pledging or short-selling of the Company's stock by executive officers
✓Set multi-year vesting periods for equity awards.	✗No reload or “evergreen” share replenishment features
✓Stock ownership guidelines	✗Do not provide guaranteed bonuses to our named executive officers
✓Have a recoupment policy	✗Do not provide excessive severance arrangements
✓Maintain an independent Compensation Committee
✓Provide the NEO’s compensation opportunity in the form of incentive awards, aligning compensation with the Company’s performance
✓Conduct an annual Say-on-Pay advisory vote and evaluate voting results

Our Decision Making Process

Role of the Committee

The Committee of the Board is responsible for discharging the Board’s duties in executive compensation matters and for administering the Company’s incentive and equity-based plans. The Committee oversees the development and implementation of the total compensation program for our NEOs.

The Committee has the responsibility for establishing, implementing and continually monitoring adherence with our executive compensation philosophy.  The Committee ensures that the total compensation paid to executives is fair, reasonable, and performance-based while aligning with shareholder interests.

Details on the Committee’s functions are more fully described in its charter, which has been approved by the Board and is available on our website.  To fulfill its charter and responsibilities, the Committee met throughout the year, meeting five times in 2020, and also may take action by written consent. The Chair of the Committee regularly reports on Committee actions at meetings of the Company’s Board, which actions are reviewed and approved by the Board.

The Committee reviews all compensation components for the Company’s Chief Executive Officer and other executive officers, including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites. In addition to reviewing competitive market values, the Committee examines the total compensation mix, pay-for-performance relationship, and how all elements, in aggregate, comprise the executive’s total compensation package. The Committee also reviews the employment contracts entered into with the Chief Executive Officer, the Chief Financial Officer and the Chief Lending Officer, as well as the Change in Control Agreements or any severance or employment agreements with other senior officers. The Committee and management closely review any accounting and tax (individual and corporate) consequences of the compensation plans prior to making changes to the plans.

The Committee reviews the Chief Executive Officer’s performance annually and makes decisions regarding the Chief Executive Officer’s compensation, including base salary, incentives and equity grants based on this review. Input and data from management and outside consultants and advisors are provided as a matter of practice and as requested by the Committee to provide external reference and perspective. While the Chief Executive Officer makes recommendations on other NEOs, the Committee is ultimately responsible for approving compensation for all NEOs. The Committee reviews its decisions with the full Board and obtains its approval on all actions.

The Committee has the sole authority and resources to obtain advice and assistance from internal or external legal, human resource, accounting or other advisors or consultants as it deems desirable or appropriate. The Committee has direct access to outside advisors and consultants throughout the year as they relate to executive compensation.  The Committee has direct access to, and meets periodically with, the compensation consultant independently of management, and ultimately the Board is responsible for all compensation decisions, upon the recommendation of the Compensation Committee.

Role of the Compensation Consultant

In 2020, the Compensation Committee engaged the consulting services of Pearl Meyer & Partners, LLC (“Pearl Meyer”) to provide independent advice and counsel related to executive and Board compensation. The Compensation Committee has also used the services of several law firms to ensure compensation plans and programs are properly administered, documented, and meet legal and regulatory requirements.

The Compensation Committee considered the independence of Pearl Meyer and its outside legal advisors in light of SEC and NASDAQ rules for compensation committees and compensation consultants, legal counsel and other advisers.

Role of Management

The Company’s management provides information and input as requested by the Compensation Committee to facilitate decisions related to executive compensation. Members of management may be asked to provide input relating to potential changes in compensation programs for review by the Compensation Committee. The Compensation Committee occasionally requests members of management to be present at meetings where executive compensation and Company or individual performances are discussed and evaluated. Executives are free to provide insight, suggestions or recommendations regarding executive compensation. However, only Compensation Committee members are allowed to vote on decisions regarding executive compensation.

In 2020, Gerald Ciejka, the Company’s Senior Vice President, General Counsel and Director of Human Resources, served as management’s liaison to the Compensation Committee. Mr. Ciejka assisted in the administration of executive compensation programs, prepared Compensation Committee and Board meeting materials, worked with consultants and legal counsel engaged by the Compensation Committee, and performed work as requested, including the preparation of peer analyses, based on a peer group selected by the Compensation Committee. Upon Mr. Ciejka’s retirement on December 31, 2020, Ms. Phillips, the Company’s Senior Vice President and HR Director will serve as management’s liaison to the Compensation Committee. Guida R. Sajdak, the Company’s Chief Financial Officer, provided the Compensation Committee with periodic updates of the Company’s financial performance measures under the short- and long-term incentive programs. James C. Hagan, the Company’s Chief Executive Officer and President, made recommendations with respect to base salary, annual incentives, and equity compensation for executive officers who report to him. Mr. Hagan was not present at any Compensation Committee meetings in which his own compensation was discussed or voted upon.

Although executives may provide insight, suggestions or recommendations regarding executive compensation, they are not present during the Compensation Committee’s deliberations or vote. Only Compensation Committee members vote on decisions regarding executive compensation. The Compensation Committee periodically meets in executive session without management present.

Compensation Philosophy

Our compensation philosophy is to provide competitive compensation that rewards executives for performance and management of risk. The Company’s executive compensation program is reviewed on an annual basis to ensure the program remains in alignment with the Company’s compensation philosophy and business objectives. The Compensation Committee continues to subscribe to the philosophy that the most effective compensation program is one that is designed to attract and retain qualified and experienced officers and at the same time, is reasonable, competitive, and aligned with the Company’s pay for performance philosophy.

The Compensation Committee believes that an effective program is one component of the overall management of the Company and that it helps to support and promote a culture that recognizes and rewards the individuals, behaviors, and results that the Company and shareholders value. The Company’s compensation philosophy is one that recognizes the importance of individual achievements and strives to reward these behaviors while also emphasizing overall corporate achievement while being fair and competitive.

Compensation Components

In support of our executive compensation philosophy and objectives, our executive compensation program consists of the following three key components:

•Base salaries;

•Short-term annual incentive awards; and

•Long-term equity incentive compensation.

We also provide modest levels of perquisites, described later, to our Named Executive Officers and participation in other benefit programs that are generally available to the Company’s broader workforce (e.g., health care, disability, life insurance, and a defined contribution plan). The Summary Compensation Table on page 31 provides additional information on these perquisites and benefits.

The Committee maintains a flexible policy for the allocation of compensation components. Allocations of compensation among the various components are intended to align compensation with achievement of short- and long-term performance goals and appropriate risk management while remaining competitive in comparison to the Company’s peer group.

Base Salaries

Base salaries recognize and compensate for competencies, experience, and knowledge that we believe our Named Executive Officers must possess. The Committee also considers external market data to assess the competitiveness of our base salary levels.

In early 2020, performance evaluations of the executive officers were completed with respect to their 2019 performance. The Committee approved base salary increases for all executive officers, which were derived from the evaluation of their individual performance.

In 2020, the Committee approved increases in base salaries for the Company’s Named Executive Officers as follows:

Name	Title	2019 Base Salary ($)	2020 Base Salary ($)	Increase (%)
James C. Hagan	President and Chief Executive Officer	504,708	545,084	8.00
Allen J. Miles, III	Executive Vice President and Chief Lending Officer	286,449	300,771	5.00
Guida R. Sajdak	Executive Vice President and Chief Financial Officer	252,400	266,161	5.45

2020 Short-Term Incentive Plan (STI)

The Company’s short-term incentive compensation program (the “STI Plan”) is designed to align executives’ interests with the Company’s strategic plan and critical annual performance goals by providing meaningful “pay-at-risk” that is earned each year based on performance results. It also seeks to motivate and reward achievement of specific Company and individual performance goals with competitive compensation when performance goals are achieved and above or below median pay when performance results are above or below goals.

The Compensation Committee sets and approves award targets as a percentage of base salary. The incentive pool funding ranges from 0% - 150% of target based on actual performance. The maximum award for any participant, in consideration of corporate and individual performance, is capped at 150% of target.

Each year, in the first quarter, the Compensation Committee sets specific incentive metrics and goals that align with the Company’s strategic plan. In 2020, the incentive metrics were approved by the Compensation Committee on February 18, 2020. The Compensation Committee sets threshold and stretch goals for each incentive metric. Target goals (in other words, the Company’s budget) are expected to have some stretch and not be “guaranteed.” Threshold performance goals and awards are intended to reward solid performance but at reduced payout levels. Stretch performances are expected to represent strong performance that is unlikely, but possible, if the Company exceeds its goals.

The Compensation Committee approves the scorecard as well as the NEO goals. The Compensation Committee can modify the goals at its discretion and approves the final goals at the beginning of each year. Once the scorecard results and pool funding are known, individual performance is assessed to determine and allocate the actual awards from the amount that has been funded to the pool. The Compensation Committee determines awards in consideration of individual performance, but with the discretion to consider other factors such as (i) Company performance shortfalls, (ii) regulatory and safety and soundness concerns, and/or (iii) risk management considerations.

For 2020, the individual targets were defined as a percent of salary: the NEO target was 100% and was unchanged from the prior year. Similarly, all NEOs had the same four Company performance goals and weightings. The Committee, working with management and Pearl Meyer, established and approved the Company’s 2020 performance metrics within the STI Plan.

Company Performance Component (75% of annual incentive award)

On February 18, 2020, the Compensation Committee established performance goals for the corporate scorecard that determine the pool available for payout of incentive compensation. The Compensation Committee also established a minimum trigger or gate level of performance, which is defined as (i) 70% of budgeted net income; and (ii) Westfield Bank receiving satisfactory regulatory ratings from its regulatory examiner.

Once the minimum trigger is achieved, the incentive pool funding is determined based on Company performance compared against four performance goals. In 2020, the Compensation Committee replaced the 2019 performance metrics to better align with shareholder interests and factor in the 2020 strategic initiatives to open three branches and expand the Company’s footprint further into the Connecticut marketplace.

2020 Scorecard Performance Metrics		2019 Scorecard Performance Metrics
Net Interest Margin, on a Tax-Equivalent Basis	20%	Earnings Per Share	40%
Expense Ratio	20%	Efficiency Ratio	35%
Pre-Tax, Pre-Provision Income	20%	Individual Goals	25%
Non-performing Loans to Total Loans	15%
Individual Goals	25%

The considerations in setting the 2020 corporate targets and evaluating performance are shown below. It should be noted that the performance metrics for 2020 were set and approved on February 18, 2020, before the COVID-19 global pandemic was declared in the United States.

Net Interest Margin (NIM), on a Tax-Equivalent Basis

NIM, on a tax-equivalent basis, represents tax-equivalent net interest and dividend income as a percentage of average interest-earning assets. The target NIM, on a tax-equivalent basis, for 2020 was established at 3.05%, which was an increase of 4.1% from the 2019 actual results of 2.93%. Due to the decrease in interest rates at the end of 2019, management developed strategies to manage the balance sheet to offset the impact of the changing interest rate environment and improve the net interest margin towards the peer group metrics. The NIM, on a tax-equivalent basis, did not meet the target of 3.05%, but exceeded the threshold of 2.75%. Using interpolation, a payout factor of 84% was established for this metric.

Expense Ratio

The expense ratio is defined as expenses over average assets. Due to the branch strategy to add three new branches in 2020, management was projecting an increase in occupancy expenses as well as salaries and benefits related to additional staff. Management was tasked by the Board to manage expenses during this period of branch expansion. In order to focus on the expense portion of the efficiency ratio, and remove the impact of net interest income and non-interest income, the Compensation Committee removed the previously used efficiency ratio and replaced it with the expense ratio. The expense ratio target was established at 2.41%, compared to actual results from 2019 of 2.24%. This target goal required expense management initiatives to control expenses during a period of branch expansion. The actual performance of 2.21% exceeded the stretch target, primarily due to the growth in average assets related to management’s effort in the PPP program, which increased average loans by $200.7 million, or 11.7%. Excluding the one-time, non-recurring loss on debt extinguishment, the expense ratio was 2.17%. Excluding the one-time, non-recurring loss on debt extinguishment, expenses increased $3.0 million, or 6.2%, from 2019 to 2020. Management earned 150% of the targeted payout for this measure.

Pre-Tax, Pre-Provision Income (PTPPI)

The Company defined pre-tax, pre-provision income as income before income tax provision (benefit) and before provision for loan losses. In order to focus on the earnings of the Company and to remove the uncertainty of the provision for loan losses and income tax provision (benefit), the PTPPI income metric replaced the previously used earnings per share metric. The earnings per share metric was changed on February 18, 2020, before the COVID-19 global pandemic was declared. Due to the level of historical Company stock buybacks, and the impact such buybacks have on the earnings per share metric, the Compensation Committee changed the metric from earnings per share to PTPPI in order to measure operating income. The target for this metric was set at $19.2 million, compared to $19.9 million in 2019. We were projecting an increase in expenses related to branch expansion as part of the Company’s strategic plan for 2020. Although at the time, the COVID-19 global pandemic was not factored into the design of the STI plan, management was preparing for a possible recession and was incentivized to manage earnings during a period of expense growth. The actual result for 2020 was $21.9 million. Using interpolation, a payout factor of 135% was established for this metric.

Non-performing Loans to Total Loans (NPL)

The NPL goal measures the level of non-performing loans to total loans. The target for this metric was set at 1.25%. Although at the time, the COVID-19 global pandemic was not factored into the design of the STI plan, management was preparing for a possible recession and was incentivized to manage and maintain problem loans in 2020 to acceptable levels. The Compensation Committee reviewed the Company’s NPL ratio for the last six years and, projecting a possible recession in 2020 and 2021, set the acceptable level of NPL at 1.25%. In addition, the metric was used to mitigate any unintended results of utilizing the pre-tax, pre-provision income metric. If the provision which was excluded from the PTPPI metric, was elevated due to loan growth, this NPL metric would remain at acceptable levels. If the provision was elevated due to asset quality issues in the portfolio, the NPL would negatively exceed the target and reduce the overall payout. The actual result for 2020 was 0.41%, or 0.45% excluding PPP loans, compared to 0.56% in 2019, which represented ongoing strong asset management. Management earned 150% of the targeted payout for this measure.

Individual Performance Component (25% of annual incentive awards)

In addition to the corporate performance component, each 2020 STI Award was determined based on individual performance. The individual component for each NEO, with the exception of Mr. Hagan, was assessed by Mr. Hagan based on each NEO’s annual performance evaluation and was reviewed and approved by the Compensation Committee. The review of Mr. Hagan’s individual component was based on the Compensation Committee and the full Board’s performance evaluation of Mr. Hagan.

Multiple factors were considered in this assessment, including but not limited to:

•Overall corporate performance;

•Progress on key strategic initiatives;

•Regulatory relationships and evaluations;

•The performance of each individual’s business line or department; and

•Extraordinary unplanned accomplishments outside of the planned annual goals but which significantly contributed to organizational success and increased shareholder value.

In 2020, the Committee worked with Pearl Meyer to design the 2020 STI Plan framework. The performance goals listed below were approved by the Compensation Committee on February 18, 2020. The Compensation Committee determined that these four corporate performance goals reflect a broad measurement of corporate performance in 2020, including bottom-line profitability; top line revenue objectives; and safety and soundness. The assessment of corporate goals was based on the reported financial results of the Company. Financial results are subject to adjustment at the discretion of the Compensation Committee to exclude the impact of one-time extraordinary gains or losses, which may have the effect of either increasing or decreasing calculated payouts under the STI Plan.

The table below outlines the 2020 performance objectives and corporate performance results under the STI Plan:

Goals and Weighting		Performance Goals			Actual
Company Goals (75%)	Goal Weight	Threshold	Target	Stretch	Actual Performance	% of Target
Net Interest Margin, on a Tax-Equivalent Basis	20%	2.75%	3.05%	3.66%	2.95%	84%
Expense Ratio	20%	2.00%	2.41%	2.29%	2.21%	150%
Pre-Tax, Pre-Provision Income	20%	$17,300	$19,200	$23,100	$21,900	135%
Non-performing Loans to Total Loans	15%	2.00%	1.25%	0.50%	0.45%	150%

The table below details the STI Plan opportunities and awards earned and paid for each NEO for 2020:

	Annual Incentive Award Opportunity (Percent of Salary)			Annual Incentive Award Opportunity (Dollar Value)			2020 Payment
							Earned		Actual Payment
NEO	Threshold	Target	Stretch	Threshold	Target	Stretch	($)	% of Target	($)
James C. Hagan	15%	30%	45%	$82,200	$164,500	$246,700	$191,700	116.6%	$131,600
Allen J. Miles, III	10%	20%	30%	$30,200	$60,400	$90,600	$70,400	116.6%	$51,300
Guida R. Sajdak	10%	20%	30%	$26,700	$53,400	$80,100	$62,300	116.6%	$45,400

In 2020, the Company, and the industry as a whole, was challenged by the impact of the COVID-19 global pandemic as well as the substantial reduction in interest rates and the ongoing provisioning for COVID-19 global pandemic related conditions. Despite the challenges, the Company was able to support the needs of our borrowers and community by:

•Participating in the PPP loan program to support local businesses and granted 1,386 PPP loans totaling $223.1 million;

•Granting deferred loan payments under the CARES Act, for impacted commercial, residential and consumer customers who experienced financial hardship due to COVID-19 global pandemic. As of June 30, 2020, the deferred loan payment modifications totaled $261.0 million (525 loans), for which principal and interest payments were deferred, and represented 15% of the total loan portfolio, excluding PPP loans. As of December 31, 2020, deferred loan payment modifications declined to $76.9 million (47 loans), or 4.4% of total loans, excluding PPP loans;

•Despite the ongoing challenges, at December 31, 2020, the Company’s asset quality remained strong, with non-performing loans of $7.8 million, or 0.45% of total loans excluding PPP loans. Total delinquency as a percentage of total loans, excluding PPP loans, was 0.77%, during the same period.

•The allowance for loan losses as a percentage of total loans, excluding PPP loans, was 1.20%, compared to 0.79% at December 31, 2019.

•Total core deposits increased $422.6 million, or 41.2%, and represented 61.1% of total deposits. The loan-to-deposit ratio improved from 105.9% at December 31, 2019, to 94.6% at December 31, 2020. The excess cash from deposits enable us to restructure the balance sheet and protect the net interest margin from the reduction in interest rates. The net interest margin was 2.93% in 2020, compared to 2.90% in 2019. The net interest margin, on a tax-equivalent basis, was 2.95% in 2020, compared to 2.93% in 2019.

•In 2020, we also opened three new branches in Huntington, Massachusetts, in West Hartford and Bloomfield, Connecticut.

The Compensation Committee has the discretion to adjust any payouts to reflect the business environment and market conditions. After reviewing the Company’s performance, combined with its evaluation of the individual achievement of the Named Executive Officers, the Compensation Committee authorized individual incentive payments for 2020 at 116.6% of target on January 21, 2021. In 2020, based upon the successful opening of three new branch locations pursuant to the Company’s strategic initiatives, as well as the strong leadership and decision-making provided throughout the COVID-19 global pandemic, the Compensation Committee did not make any changes to the calculated payout to the NEOs. However, due to the COVID-19 global pandemic and the impact it had on our community, borrowers and employees, the three NEOs unilaterally reduced their approved cash payouts under the STI Plan. Mr. Hagan reduced his payout by 31%, and Mrs. Sajdak and Mr. Miles decreased their payouts by 27% each.

Long-Term Incentive Plan (LTI)

The Company’s long-term incentive compensation program (the “LTI Plan”) is designed to align senior executives with the long-term interests of the Company and shareholders through stock-based compensation. The LTI Plan also seeks to provide reward for superior multi-year performance, encourage stock ownership, and enhance the Company’s ability to retain its top performers.

The Compensation Committee sets and approves award targets as a percentage of base salary. The incentive pool funding ranges from 0% - 150% of target based on actual performance. The maximum award for any participant, in consideration of corporate and individual performance, is capped at 150% of target.

The Company’s LTI Plan is the third component of each executive officer’s total compensation and consists of time-based and performance-based awards and serves to link the net worth of executive officers to the performance of the Company. The LTI Plan provides an incentive to accomplish the strategic, long-term objectives established by the Company to maximize long-term shareholder value and also is designed to be a retention tool for the participants.

Each year, in the first quarter, the Compensation Committee determines, at its discretion, the terms of the LTI Plan, the timing of the awards, the recipients who may be granted awards and the form and the amount of awards. In 2020, the Compensation Committee worked with its compensation consultant, Pearl Meyer, to continue to improve upon the LTI Plan framework with the following objectives:

•Align executives with our shareholders by matching incentives with increases in shareholder value;

•Attract and retain talented executives to drive the Company’s success;

•Ensure sound risk management by providing a balanced view of performance and aligning rewards with the time horizon of risk;

•Position the Company’s total compensation to be competitive with the market for meeting performance goals; and

•Motivate and reward long-term sustained performance and avoid excessive risk taking.

The performance shares are tied to performance goals for a three-year performance period. The Company believes that the measure of return on equity (“ROE”) is one of the most significant financial measures utilized by shareholders in valuing the Company. In 2019, the Compensation Committee used ROE as the sole measure used for the performance component of the award. In 2020, the Compensation Committee added one additional metric; 3-Year Cumulative Diluted Earnings per Share (“EPS”). The award will be based on the EPS at the end of the three-year performance period. The Compensation Committee believes that these measures are appropriate to evaluate performance over a three-year period. Each of these two measures is independently assigned a 50% weight for determining future performance against goals. The actual number of performance shares that vest will be determined at the end of the three-year period, depending upon Company performance against the three-year goals and aligning to shareholder value.

Long-Term Incentive Plan Awards for 2017-2019 Performance Period

Grants were made in January 2017 and awarded as 50% performance shares and 50% time-based restricted stock. The overall long-term incentive compensation for all NEOs remained unchanged from prior years. Mr. Hagan’s target was 30% of his base salary and Mr. Miles and Mrs. Sajdak’s target remained at 20% of his/her respective base salary. Grants for the performance period provided for the possibility of awards at a threshold, target and exceptional level based on the Company’s performance against one financial goal: Return on Equity with 100% weight.

The framework for establishing specific goals for the 2017 long-term incentive grant was similar to previous years. The goals were based on the Company’s business strategic plan at the end of 2016. The goals motivated improved performance to align results to shareholders’ expectations.

The performance goals and actual outcomes for the period are set forth below:

Performance Goal
Performance Period	Threshold	Target	Stretch	Actual
2017	6.00%	6.60%	7.30%	6.55%(1)
2018	6.87%	7.63%	8.28%	6.82%
2019	7.09%	7.85%	8.61%	5.79%

(1)Return on equity for the 2017 period excludes a one-time deferred tax adjustment of $4.0 million resulting from the corporate tax rate change.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“Tax Act”) was enacted which reduced the corporate federal tax rate to 21%. As a result of the tax law change, the Company reported a one-time non-cash deferred tax asset write-down of $4.0 million, or earnings per share of $0.13, during the fourth quarter of 2017.

In order to avoid driving higher payouts due to the tax savings as a result of the Tax Act, the Compensation Committee adjusted the 2018 and 2019 performance period under the 2017 LTI Plan. The 2017 measure was not impacted by the Tax Act and the performance goal was not changed.

As of December 31, 2019, the three-year performance period for the 2017 grants ended. Performance-based shares were earned based on the Company achieving the annual 2017 performance metrics adjusted threshold, target or maximum metrics at the end of each year of the three-year performance period. Of the original 33,883 performance-based shares granted in 2017, 15,898 performance-based shares vested and were issued to eligible recipients, while 17,985 shares were forfeited in February of 2020. Of the total 15,898 performance-based shares that vested, Mr. Hagan earned 3,119 shares; Mr. Miles earned 1,249 shares and Mrs. Sajdak earned 1,041 shares. Shares forfeited became available for reissuance under future grants under the Company’s 2014 Omnibus Incentive Plan.

2017 Performance Measure. The 2017 Measure was not impacted by the Tax Act and the performance goal was not changed. The year-end results for 2017 were adjusted to reflect the one-time, non-cash write-down of $4.0 million as a result of the 2017 Tax Act. The actual ROE results for 2017 were 4.94% and the core, excluding the Tax Act impact, was 6.55%. Management obtained 96% of target.

2018 Performance Measure. The 2018 target goal was adjusted due to the Tax Act from 7.00% to 7.63% and the threshold was adjusted from 6.30% to 6.87%. Management missed the threshold metric by 0.05%, or 0.73%. Due to the adjustment in the ratios due to the Tax Act, the Compensation Committee made the decision in its sole discretion to payout under the 2018 Performance at threshold.

2019 Performance Measure. The 2019 target performance goal was adjusted due to the Tax Act from 7.20% to 7.85%, while the threshold performance goal was adjusted from 6.50% to 7.09%. The Company missed the threshold of 7.09%. The 2019 shares in the 2017 LTI Plan were not awarded. Overall, the incentive operated as designed by paying less when performance targets are not achieved.

Long-Term Incentive Plan Awards for 2018-2020 Performance Period

Grants were made in January 2018 and awarded as 50% performance shares and 50% time-based restricted stock. The overall long-term incentive compensation for all NEOs remained unchanged from prior years. Mr. Hagan’s target was 30% of his base salary and Mr. Miles and Mrs. Sajdak’s target remained at 20% of his/her respective base salary. Grants for the performance period provided for the possibility of awards at a threshold, target and exceptional level based on the Company’s performance against one financial goal: Return on Equity with 100% weight.

The framework for establishing specific goals for the 2018 long-term incentive grant was similar to previous years. The goals were based on the Company’s business strategic plan at the end of 2017. The goals motivated improved performance to align results to shareholders’ expectations.

The performance goals and actual outcomes for the period are set forth below:

Performance Period	Threshold	Target	Stretch	Actual
2018	6.30%	6.80%	7.20%	6.82%
2019	6.85%	7.35%	7.75%	5.79%
2020	7.40%	7.90%	8.30%	4.86%

As of December 31, 2020, the three-year performance period for the 2018 grants ended. Of the original 31,841 performance-based shares granted in 2018, 9,943 performance-based shares vested and were issued to eligible recipients, while 21,898 shares were forfeited in February of 2021. Of the total 9,943 performance-based shares that vested, Mr. Hagan earned 2,180 shares; Mr. Miles earned 847 shares and Mrs. Sajdak earned 706 shares. Shares forfeited became available for reissuance under future grants under the Company’s 2014 Omnibus Incentive Plan.

Long-Term Incentive Plan Awards for 2019-2021 Performance Period

Grants were made in January 2019 and awarded as 50% performance shares and 50% time-based restricted stock. The overall long-term incentive compensation for all NEOs remained unchanged from prior years. Mr. Hagan’s target was 30% of his base salary and Mr. Miles and Mrs. Sajdak’s target remained at 20% of his/her respective base salary. Grants for the performance period provided for the possibility of awards at a threshold, target and exceptional level based on the Company’s performance against one financial goal: Return on Equity with 100% weight.

LTI Plan grants with respect to the 2019-2021 performance periods have not yet been earned. For each performance-based goal, achieving threshold performance pays at 50% of target value and achieving stretch performance pays at 150% of target value. To the extent earned at the end of the performance period, performance shares will be paid in the form of immediately vested shares of common stock at the end of the performance period. The framework for establishing specific goals for the 2019 long-term incentive grant was similar to previous years. The goals were based on the Company’s business strategic plan at the end of 2018. The goals motivated improved performance to align results to shareholders’ expectations.

The performance goals and weighting for the period are set forth below:

Goal	Weight	Threshold	Target	Stretch
Return on Equity	100%
2019		5.75%	6.13%	7.00%
2020		6.00%	6.75%	7.75%
2021		6.25%	7.00%	8.00%

Long-Term Incentive Plan Awards for 2020-2022 Performance Period

Grants were made in January 2020 and awarded as 50% performance shares and 50% time-based restricted stock. The overall long-term incentive compensation for all NEOs remained unchanged from prior years. Mr. Hagan’s target was 30% of his base salary, and Mr. Miles and Mrs. Sajdak’s target remained at 20% of his/her respective base salary. Grants for the performance period provided for the possibility of awards at a threshold, target and exceptional level, based on the Company’s performance against two financial goals: ROE, with 50% weight, and three-year cumulative EPS goals, with 50% weight.

LTI Plan grants with respect to the 2020-2022 performance period have not yet been earned. For each performance-based goal, achieving threshold performance pays at 50% of target value, and achieving stretch performance pays at 150% of target value. To the extent earned at the end of the performance period, performance shares will be paid in the form of immediately vested shares of common stock at the end of the performance period.

The framework for establishing specific goals for the 2020 long-term incentive grant was similar to previous years. The goals were based on the Company’s business strategic plan at the end of 2019. The goals motivated improved performance to align results to shareholders’ expectations.

The performance goals and weighting for the period are set forth below:

Goal	Weight	Threshold	Target	Stretch
Return on Equity	50%
2020		5.00%	5.48%	6.00%
2021		5.62%	6.24%	6.86%
2022		6.29%	6.99%	7.69%
Three year cumulative EPS	50%	$1.50	$1.65	$1.80

The table below outlines the awards value and the number of shares granted to each Named Executive Officer in 2020:

	2020 Equity Award (# of Performance-Based Shares)	2020 Equity Award (# of Time-Based Shares)	2020 Grant Date Fair Value
James C. Hagan	9,027	9,026	$164,463
Allen J. Miles III	3,314	3,313	$ 60,372
Guida R. Sajdak	2,933	2,932	$ 53,430

Clawback Policy

Under the LTI and STI Plans, if the Board or an appropriate Board committee has determined that any fraud or intentional misconduct by one or more executive officers caused, directly or indirectly, the Company to restate its financial statements, the Board or committee may require reimbursement of any bonus or incentive compensation awarded to such officers and/or effect the cancellation of awards. This policy operates in addition to any (a) recoupment provisions contained in the terms of other compensation awards or programs, and (b) recoupment requirements imposed under applicable laws.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our NEOs. These guidelines were established to promote a long-term perspective in managing the Company and to align the interests of our shareholders and NEOs. The stock ownership goal for each of these individuals is a multiple of 1x salary. The guidelines provide the NEOs five years to comply. As of December 31, 2020, all NEOs were in compliance with the stock ownership guidelines. Information about ownership guidelines for our non-employee directors can be found in “Director Compensation” of this Proxy Statement.

Other Benefits

Qualified Retirement Plans

The Company sponsors a tax-qualified non-contributory defined benefit pension plan (the “DB Plan”) covering substantially all employees hired before September 30, 2016, including Mr. Hagan and Mr. Miles. The plan was frozen to new employees hired after that date.

The Company also maintains a tax-qualified defined contribution plan (the “Profit Sharing Plan” or “401(k) Plan”) that provides for deferral of federal and state income taxes on employee contributions allowed under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Company matches employee contributions up to 50% of the first 6% of eligible compensation contributed by the employee.

In addition to the DB Plan and the 401(k) Plan, the Company maintains an employee stock ownership plan (“ESOP”). The ESOP is a tax-qualified defined contribution plan in which our employees, including our Named Executive Officers, are eligible to participate when they reach the age of 21 and have completed 1,000 hours of service in the previous 12-month period. In general, pursuant to the terms of the ESOP, the Company contributes funds to the ESOP trust fund, and the contributed funds are allocated among all the participants’ accounts according to their relative levels of compensation (subject to IRS limits).

Perquisites

The Committee supports providing benefits and perquisites to the NEOs that are substantially the same as those offered to officers of comparative financial institutions, which we believe are reasonable, competitive and consistent with our overall compensation program. In addition, we may also make available to certain NEOs the use of a Company automobile, as was the case in 2020 for the NEOs.

Employment Agreements and Change of Control Agreements

The Committee believes that our continued success depends, to a significant degree, on the skills and competence of certain senior officers. The employment agreements are intended to ensure that we continue to maintain and retain experienced senior management. We currently have employment agreements with our President and Chief Executive Officer, Mr. Hagan; our Executive Vice President and Chief Lending Officer, Mr. Miles and our Executive Vice President and Chief Financial Officer, Mrs. Sajdak, in order to retain such executives. The employment agreements of Messrs. Hagan and Miles and Mrs. Sajdak provide for an initial three-year term subject to separate one-year extensions as approved by the Board at the end of each applicable fiscal year with minimum annual salaries, discretionary cash bonuses and other fringe benefits.

The employment agreements also provide uninsured death and disability benefits, as well as protection for the executives in the event the Company experiences a change in ownership or control. If the Company experiences a change in ownership, a change in effective ownership or control, or a change in the ownership of a substantial portion of the Company’s assets, as contemplated by Section 280G of the Code, a portion of any severance payments under the employment agreements might constitute an “excess parachute payment” under current federal tax laws. Any excess parachute payment would be subject to a federal excise tax payable by the executive and would be non-deductible by the Company for federal income tax purposes. The employment agreements do not provide a tax indemnity.

Benchmarking Data and Use of Compensation Consultants

The Compensation Committee believes that utilization of appropriate benchmarks for compensation analyses is an effective method for evaluating executive and director compensation. Accordingly, approximately every three years, the Compensation Committee engages the compensation consultant to conduct market competitive reviews, which, generally, include an assessment of compensation compared to market (e.g., industry-specific surveys and proxy peer group, where applicable), recommendations for total compensation opportunity guidelines (e.g., base salary, annual and long-term incentive targets), and a high-level assessment of performance relative to peers. The Compensation Committee uses this information to determine appropriate salary and incentive levels for executive officers and directors.

The competitive review was conducted in 2018 for reference with 2019 to 2021 pay decisions. This peer group was selected in October 2018 and included financial institutions of generally similar asset size and regional location. At that time, the Company was positioned approximately at the median of the peer group in terms of total assets, with asset size ranging from $1.6 billion to $4.2 billion. All banks were publicly-traded financial institutions located within the Northeast. The peer group used in the report presented for consideration of 2020 compensation decisions consisted of the following institutions:

Compensation Peer Group
ACNB Corporation	Camden National Corporation	Financial Institutions, Inc.
Arrow Financial Corporation	Chemung Financial Corporation	First Bancorp, Inc.
Bankwell Financial Group, Inc.	CNB Financial Corporation	Hingham Institution for Savings
Bar Harbor Bankshares	Codorus Valley Bancorp, Inc.	Orrstown Financial Services, Inc.
BSB Bancorp, Inc.	Enterprise Bancorp, Inc.	Peoples Financial Services Corp
Cambridge Bancorp	ESSA Bancorp, Inc.	SI Financial Group, Inc.(1)

(1)In 2019, Berkshire Hills Bancorp, Inc., acquired SI Financial Group, Inc.

It is expected that Pearl Meyer will continue to support the Compensation Committee in its 2021 executive compensation actions.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation awarded to or earned by our NEOs for service during each of the last two completed fiscal years, as applicable:

	Year	Salary(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Stock Awards(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
James C. Hagan President and Chief Executive Officer	2020	545,084	191,700	268,215	239,345	42,712	1,287,056
	2019	504,708	140,056	152,275	279,829	49,134	1,126,002
Allen J. Miles, III EVP and Chief Lending Officer	2020	300,771	70,400	60,372	267,863	16,101	715,507
	2019	286,449	50,272	57,496	281,421	27,751	703,389
Guida R. Sajdak EVP Chief Financial Officer and Treasurer	2020	266,161	62,300	97,904	—	18,421	444,786
	2019	252,399	47,577	50,882	—	19,738	370,596

(1)The figures shown for salary represent amounts earned for the fiscal year, whether or not actually paid during such year.

(2)Amounts shown in this column reflect cash awards earned under the STI Plan, whether or not paid. For the 2020 year, however, due to the COVID-19 global pandemic and the impact it had on our community, borrowers and employees, each of the NEOs unilaterally reduced their approved cash payouts under the STI Plan. Mr. Hagan reduced his payout by 31% to $131,570, and Mrs. Sajdak and Mr. Miles decreased their payouts by 27% each to $45,412 and $51,312, respectively. Amounts payable under the STI Plan were paid in February of the following calendar year.

(3)Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to restricted stock awards granted to our NEOs. For more information concerning the assumptions used for these calculations, please refer to the notes to the financial statements contained in the 2020 Annual Report on Form 10-K. The stock award column does not include the value of dividends paid on unvested restricted stock, which are included in the Summary Compensation Table under the caption “All Other Compensation.”

(4)Amounts in this column represent the increase (if any) for each respective year in the present value of the individual’s accrued benefit (whether or not vested) under each tax-qualified and non-qualified actuarial or defined benefit plan calculated by comparing the present value of each individual’s accrued benefit under each such plan in accordance with FASB ASC Topic 715, Retirement Benefits, as of the plan’s measurement date in such year to the present value of the individual’s accrued benefit as of the plan’s measurement date in the prior fiscal year.

(5)Amounts in this column are set forth in the table below and include life insurance premiums, 401(k) Plan matching contributions, ESOP contributions, dividends on unvested restricted stock and contributions under the Benefit Restoration Plan. The NEOs participate in certain group life, health, disability insurance and medical reimbursement plans, not disclosed in the Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms and operation. In addition, we provide certain non-cash perquisites and personal benefits to each NEO that do not exceed $10,000 in the aggregate for any individual, and are not included in the reported figures.

	Life Insurance Premiums ($)	401(k) Matching Contributions ($)	ESOP Contributions ($)	Dividends on Unvested Restricted Stock ($)	Contributions under the Benefit Restoration Plan ($)	Total ($)
James C. Hagan	5,079	8,002	9,011	4,284	16,336	42,712
Allen J. Miles, III	1,360	4,089	9,011	1,641	—	16,101
Guida R. Sajdak	—	7,985	9,022	1,414	—	18,421

CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing this disclosure regarding the relationship of the annual total compensation of the individual identified as the median paid employee of our Company and the annual total compensation of James C. Hagan, our President and Chief Executive Officer.

The individual identified as the median compensated employee was determined using a census of all full-time and part-time employees as of December 31, 2020, which totaled 357 employees, excluding the CEO. In order to identify the median compensated employee, we included compensation reported in Box 5 of Form W-2 for the full year of 2020. Base salary was annualized for employees who were hired during 2020. The annual total compensation for the median employee was calculated using the same methodology shown for the CEO in the “Summary Compensation Table – 2020” on page 31.

Based on this methodology, the annual total compensation of the CEO for 2020 was $1,226,926 and the annual total compensation of the median employee for 2020 was $45,932. The ratio of these amounts was 26.7 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about outstanding equity awards under the Company’s equity compensation plans at December 31, 2020, whether granted in 2020 or earlier.

Option Awards						Restricted Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James C. Hagan	—	—	—	—	—	01/30/2018	—	—	6,380	43,958
	—	—	—	—	—	02/26/2019	2,597	17,893	7,793	53,694
	—	—	—	—	—	02/25/2020	6,017	41,457	9,027	62,196
Allen J. Miles, III	—	—	—	—	—	01/30/2018	—	—	2,478	17,073
	—	—	—	—	—	02/26/2019	981	6,759	2,942	20,270
	—	—	—	—	—	02/25/2020	2,208	15,213	3,314	22,833
Guida R. Sajdak	1/25/2012	14,550	—	5.86	1/25/2022	01/30/2018	—	—	2,065	14,228
	1/22/2013	22,965	—	6.82	1/22/2023	02/26/2019	868	5,981	2,604	17,942
	1/22/2013	13,410	—	6.82	1/22/2023	02/25/2020	1,954	13,463	2,933	20,208

(1)The market values of these shares are based on the closing market price of the Company’s common stock on the NASDAQ Stock Market of $6.89 on December 31, 2020.

(2)Shares granted on February 26, 2019, were under the Company’s LTI Plan, are time-based and vest ratably over a three-year period beginning December 31, 2019. Shares granted on February 25, 2020, were under the Company’s LTI Plan, are time-based and vest ratably over a three-year period beginning December 31, 2020.

(3)Shares granted on January 30, 2018, were under the Company’s LTI Plan, are performance-based and are subject to the achievement of annual 2018 LTI performance metrics before vesting is realized after a three-year period. Shares granted on February 26, 2019, were under the Company’s LTI Plan, are performance-based and are subject to the achievement of annual 2019 LTI performance metrics before vesting is realized after a three-year period. Shares granted on February 25, 2020, were under the Company’s LTI Plan, are performance-based and are subject to the achievement of annual 2020 LTI performance metrics before vesting is realized after a three-year period.

Option Exercises and Stock Vesting

The following table sets forth the options exercised and stock awards that vested for the NEOs during the last fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
James C. Hagan	—	—	26,200	185,135
Allen J. Miles, III	—	—	4,160	31,310
Guida R. Sajdak	7,239	6,950	10,154	71,313

(1)The figure shown for option awards was determined by multiplying the number of shares of the Company’s common stock to which the exercise of the option related by the difference between the per-share closing price of the Company’s common stock on the date of exercise and the exercise price of the options. The figure shown for stock awards includes the amount realized during the fiscal year upon the vesting of restricted stock, based on the closing sales price for a share of our common stock on the vesting date. Unvested restricted stock may not be transferred for value.

Pension Benefits

The Company, through Westfield Bank, maintains the Westfield Bank Pension Plan (“DB Plan”), which is a defined benefit pension plan covering substantially all employees hired before September 30, 2016, including Messrs. Hagan and Miles. The DB Plan was frozen to new entrants as of September 30, 2016.

In general, participants in the DB Plan who retire upon attaining the plan’s normal retirement age of 65 are entitled to a monthly payment equal to one-twelfth of the product of (a) the sum of (i) 0.90% of the participant’s “final average compensation” (generally, the participant’s average annual compensation during the five consecutive plan years in the last ten plan years of his or her employment with the Company affording the participant the highest average annual compensation), plus (ii) 0.55% of the participant’s average final compensation in excess of the average Social Security wage base for the 35-year period ending in the year in which the participant attains his or her Social Security retirement age multiplied by (b) the participant’s number of years of credited service (not in excess of 35 years).

All employees hired before September 30, 2016, who have completed one year of service, in which the employee works a minimum of 1,000 hours, who have attained 21 years of age, and were enrolled in the DB Plan prior to September 30, 2016, are eligible to participate in the DB Plan. Participants become 100% vested in their accrued benefit after completion of five years of service. Service prior to age 18 and for years of service in which fewer than 1,000 hours were worked are excluded for vesting purposes.

The following table provides details of the present value of the accumulated benefit and years of credited service for Mr. Hagan and Mr. Miles under the DB Plan as of December 31, 2020. The accumulated benefit shown in the table has been calculated assuming each executive terminated employment as of December 31, 2020. The present value of the accumulated benefit was then calculated assuming the executive will start receiving his pension at age 65. Mrs. Sajdak does not participate in the DB Plan.

Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
James C. Hagan	DB Plan	26.33	1,575,645	—
Allen J. Miles, III	DB Plan	22.33	1,368,565	—

(1)The figures shown are determined as of the DB Plan’s measurement date during 2020 under FASB ASC Topic 715, Retirement Benefits, for purposes of our audited financial statements. For the discount rate and other assumptions used for this purpose, please refer to Note 10 in the Notes to Consolidated Financial Statements attached to the Annual Report on Form 10-K for the year ended December 31, 2020.

Non-Qualified Deferred Compensation

Benefit Restoration Plan. We have also established the Benefit Restoration Plan in order to provide restorative payments to executives who are prevented from receiving the full benefits contemplated by the ESOP’s benefit formula as well as the 401(k) Plan’s benefit formula. The restorative payments consist of payments in lieu of shares that cannot be allocated to participants under the ESOP due to the legal limitations imposed on tax-qualified plans and, in the case of participants who retire before the repayment in full of the ESOP’s loans, payments in lieu of the shares that would have been allocated if employment had continued through the full term of the loans. The restorative payments also consist of amounts unable to be provided under the 401(k) Plan due to certain legal limitations imposed on tax-qualified plans.

The following table sets forth information regarding nonqualified deferred compensation earned by our NEOs during the last fiscal year under the Benefit Restoration Plan.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
James C. Hagan	—	16,336	—	—	163,199

(1)Registrant contributions are included under the caption “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the “Summary Compensation Table” on page 31.

(2)Earnings did not accrue at above-market or preferential rates and are not reflected in the Summary Compensation Table.

DIRECTOR COMPENSATION

Meeting and Chairperson Fees

Directors’ compensation is recommended to the Board by the Compensation Committee after consultation with our outside compensation consultant, Pearl Meyer, who reviews compensation of directors at similar peer institutions. In developing its recommendations, the Compensation Committee considers whether such directors are fairly paid for the work required in a company of our size and scope and whether such compensation aligns the directors’ interest with the interests of the shareholders.

Our practice has been to pay a fee of $1,000 to each of our non-employee directors for attendance at each Board meeting. In addition, each member of the Executive Committee received $1,733 per month for meetings, each member of the Audit Committee received $700 for each meeting the member attended, each member of the Compensation Committee received $500 for each meeting the member attended, each member of the Finance Committee received $500 for each meeting the member attended, and each member of the Nominating and Corporate Governance Committee received $500 for each meeting the member attended. We paid fees totaling $240,216 to our non-employee directors for the year ended December 31, 2020.

The Chairperson of our Board, Mrs. McMahon, receives an annual retainer fee of $10,000 for her service as Chairperson. Chairpersons of the various Board Committees receive a retainer fee based on recommendations made to the Compensation Committee by Pearl Meyer, the Compensation Committee’s executive compensation consultant. The annual retainer fees are as follows: 1) The Audit Committee chairperson receives $5,000; 2) The Compensation Committee chairperson receives $4,000; 3) The Finance Committee chairperson receives $3,500; and 4) The Nominating and Corporate Governance Committee chairperson receives $3,000. One-half of the retainer is payable to the chairperson in January with the other half being payable in July of the same calendar year.

Stock Awards

Under the Company’s 2014 Omnibus Incentive Plan, directors receive a restricted stock award each year. On February 25, 2020, directors were granted a number of shares equivalent to $18,000 as of the date of grant, with such shares to vest in full upon the one-year anniversary of this grant in order to better align directors’ interest with that of shareholders.

Deferred Compensation Plan

We have established the Westfield Bank Directors’ Deferred Compensation Plan for the benefit of non-employee directors. Under the Deferred Compensation Plan, each non-employee director may make an annual election to defer receipt of all or a portion of his or her director fees. The deferred amounts are allocated to a deferral account and credited with interest at an annual rate equal to the rate on the highest yielding certificate of deposit issued by us during the year or according to the investment return of other assets as may be selected by the Compensation Committee. The Deferred Compensation Plan is an unfunded, non-qualified plan that provides for distribution of the amounts deferred to participants or their designated beneficiaries upon the occurrence of certain events such as death, retirement, disability or a Change-in-Control (as those terms are defined in the Deferred Compensation Plan).

The following table sets forth information concerning compensation accrued or paid to our non-employee directors during the year ended December 31, 2020, for their service on our Board. Directors who are also our employees receive no additional compensation for their service as directors and are not set forth in the table below.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total Annual Compensation ($)
Laura Benoit	19,000	18,000	389	37,389
Donna J. Damon	17,000	18,000	389	35,389
Gary G. Fitzgerald	24,000	18,000	389	42,389
William D. Masse	19,750	18,000	389	38,139
Lisa G. McMahon	46,033	18,000	389	64,422
Gregg F. Orlen	21,000	18,000	389	39,389
Paul C. Picknelly	17,000	18,000	389	35,389
Steven G. Richter	31,600	18,000	389	49,989
Philip R. Smith	35,300	18,000	389	53,689
Christos A. Tapases(4)	9,533	18,000	92	27,625

(1)Includes retainer payments, meeting fees, committee and/or chairperson fees earned during the fiscal year, whether such amounts were paid currently or deferred.

(2)The amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The grant date fair value of the restricted shares awarded to directors in 2020 was $9.11 per share. Shares fully vested on February 25, 2021.

(3)Amounts represent dividends paid on shares of restricted common stock granted to our non-employee directors.

(4)Mr. Tapases, our former Chairperson and a long-time independent director of the Company, served as a member of our Board until he passed away on March 6, 2020. A total of 1,976 of Mr. Tapases’ shares of restricted stock vested immediately upon his death on March 6, 2020.

The following table provides information about outstanding equity awards to our non-employee directors under the Company’s equity compensation plan as of December 31, 2020:

Name	Grant Date	Number of Shares of Stock That Have Not Vested (#)	Dollar Value Equivalent ($)
Laura Benoit	02/25/2020	1,976	18,000
Donna J. Damon	02/25/2020	1,976	18,000
Gary G. Fitzgerald	02/25/2020	1,976	18,000
William D. Masse	02/25/2020	1,976	18,000
Lisa G. McMahon	02/25/2020	1,976	18,000
Gregg F. Orlen	02/25/2020	1,976	18,000
Paul C. Picknelly	02/25/2020	1,976	18,000
Steven G. Richter	02/25/2020	1,976	18,000
Philip R. Smith	02/25/2020	1,976	18,000

Stock Ownership Guidelines

We maintain stock ownership guidelines for our directors. These guidelines were established to promote a long-term perspective in managing the Company and to align the interests of our shareholders and our directors. The stock ownership goal for the directors is a multiple of 1x retainer. The guidelines provide the directors three years to comply. As of December 31, 2020, all directors were in compliance with the stock ownership guidelines.

Non-Employee Director Stock Election Program

On December 17, 2019, at the recommendation of our Compensation Committee, our Board adopted a Non-Employee Director Stock Election Program (the “Program”) to enable the Company’s non-employee directors to annually elect to receive shares of common stock of the Company in lieu of all or a portion of their cash compensation ordinarily payable to them for their service on the Board. Once directors elect to participate in the Program, the election will continue in effect for subsequent years absent a revocation for the following calendar year. No shares of common stock of the Company delivered under the Program may be deferred pursuant to the Director’s Deferred Compensation Plan maintained by the Company. The Program was very well received by our Board. Beginning on January 1, 2020, and pursuant to the Program, TI-Trust quarterly purchases stock in the open market on behalf of the participants and with respect to the Company’s Insider Trading Policies. During the year 2020 and up through our March 30, 2021, mailing date, TI-Trust purchased a total of 21,830 shares of common stock of the Company on behalf of our directors participating in the Program.

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

Except for the specific transactions described below, no director, director nominee, executive officer or beneficial owner of more than 5% of our outstanding voting securities (or any member of their immediate families) engaged in any transaction (other than such transaction as described) with us during 2020, or proposes to engage in any transaction with us, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the fiscal years ending December 31, 2019, and December 31, 2020.

Transactions with Certain Related Persons

We make loans to our executive officers, employees and directors. These loans are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. Certain of these loans also require prior approval by the Board. This pre-approval requirement is triggered when the proposed loan, when aggregated with all outstanding loans to the executive officer or director, will exceed the greater of $25,000 or 5% of Westfield Bank’s unimpaired capital and unimpaired surplus. If the potential borrower is a director, he or she may not participate in the vote or attempt to influence the directors. Management and the Board periodically review all loans to executive officers, employees and directors. At March 15, 2021, loans to non-employee directors and their associates totaled $2.9 million in loan exposure with outstanding balances of $280,000.

We have also entered into a lease agreement with Mr. Smith beginning in April 2015 at prevailing market rates for commercial space located adjacent to the Company’s headquarters at 9-13 Chapel Street, Westfield, Massachusetts. The annual lease payments under such lease were $30,024 for the year ending December 31, 2020. The annual lease payment is subject to increases based on yearly changes to the U.S. Consumer Price Index. This lease has a termination date of January 5, 2023.

Compensation arrangements for our NEOs and directors are described above under the sections entitled “Executive Compensation” and “Director Compensation,” respectively.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to report to the SEC their initial ownership of our common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and we are required to disclose in this Proxy Statement any late filings or failures to file.

Based solely on our review of the copies of such reports furnished to us and written representations from reporting persons that no other reports were required during the fiscal year ended December 31, 2020, we believe that the filing requirements set forth in Section 16(a) of the Exchange Act were satisfied by the reporting persons during the 2020 fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under SEC rules, beneficial ownership includes any shares of common stock which a person has sole or shared voting power or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Percentage of beneficial ownership is calculated based on 25,103,656 shares of our common stock outstanding as of March 15, 2021.

In calculating the number of shares beneficially owned and the ownership percentage, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days after March 15, 2021, are deemed outstanding even if they have not actually been exercised. The shares issuable under these securities are treated as outstanding for computing the percentage ownership of the person holding these securities but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Principal Shareholders

The following table contains common stock ownership information for persons known to us to beneficially own more than 5% of our common stock as of March 15, 2021.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Blackrock, Inc. 55 East 52nd Street New York, NY 10055	2,267,930(1)	9.03%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas 78746	2,159,089(2)	8.60%
Renaissance Technologies, LLC 800 Third Avenue New York, NY 10022	1,679,044(3)	6.89%
Employee Stock Ownership Plan Trust of Westfield Financial, Inc. 141 Elm Street Westfield, MA 01085	1,690,116(4)	6.73%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	1,319,997(5)	5.26%
(a) Ameriprise Financial, Inc. 145 Ameriprise Financial Center Minneapolis, MN 55474 (b) Columbia Management Investment Advisers, LLC 225 Franklin Street, Boston, MA 02110	1,339,515(6)	5.34%

(1)All information is based on a Schedule 13G/A filed with the SEC on February 1, 2021, by Blackrock, Inc., and its affiliates. As of December 31, 2020, Blackrock, Inc., was the beneficial owner of and had sole voting power over 2,240,468 shares and sole dispositive power over 2,267,930 shares.

(2)All information is based on a Schedule 13G/A filed with the SEC on February 16, 2021, by Dimensional Fund Advisors LP and its affiliates. As of December 31, 2020, Dimensional Fund Advisors LP was the beneficial owner of and had sole voting power over 2,069,571 shares and sole dispositive power over 2,159,089 shares.

(3)All information is based on a Schedule 13G filed with the SEC on February 11, 2021, by Renaissance Technologies, LLC, and its affiliates. As of December 31, 2020, Renaissance Technologies, LLC, was the beneficial owner of and had sole voting power over 1,632,389 shares and sole dispositive power over 1,679,044 shares.

(4)The number of shares listed as beneficially owned by the ESOP represents the number of shares of our common stock held by the plan trustee as of March 15, 2021. A total of 1,163,210 shares have been allocated to individual accounts established for participating employees and their beneficiaries, and 526,906 shares were held, unallocated, for allocation in future years. The ESOP, through the plan trustee (who is instructed by the ESOP Committee), has shared voting power and dispositive power over all unallocated shares held by the ESOP. The ESOP, acting through the plan trustee (who is instructed by the ESOP Committee), shares dispositive power over all allocated shares held in the ESOP with participating employees and their beneficiaries. Participating employees and their beneficiaries have the right to determine whether shares allocated to their respective accounts will be tendered in response to a tender offer but otherwise have no dispositive power. Any unallocated shares are generally required to be tendered by the plan trustee in the same proportion as the shares which have been allocated to the participants are directed to be tendered. In limited circumstances, ERISA may confer upon the plan trustee the power and duty to control the voting and tendering of shares allocated to the accounts of participating employees and beneficiaries who fail to exercise their voting and/or tender rights. The ESOP disclaims voting power with respect to such allocated shares.

(5)All information is based on a Schedule 13G filed with the SEC on February 10, 2021, by The Vanguard Group, Inc., and its affiliates. As of December 31, 2020, The Vanguard Group, Inc., was the beneficial owner of and had shared voting power over 15,394 shares, sole dispositive power over 1,292,286 shares and shared dispositive power over 27,711 shares.

(6)All information is based on a Schedule 13G filed with the SEC on February 12, 2021, by Ameriprise Financial, Inc., and Columbia Management Investment Advisers LLC. As of December 31, 2020, Ameriprise Financial, Inc., and Columbia Management Investment Advisers LLC had shared voting and shared dispositive power over 1,339,515 shares.

Security Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 15, 2021, by: (i) each director; (ii) each NEO; and (iii) all our directors and executive officers as a group. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to his or her name.

Name of Beneficial Owner	Position with the Company	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding(1)
Laura Benoit(2)	Director	30,349	*
Donna J. Damon(3)	Director	49,327	*
Gary G. Fitzgerald(4)	Director	16,515	*
William D. Masse(5)	Director	47,835	*
Lisa G. McMahon(6)	Director	34,889	*
Gregg F. Orlen(7)	Director	57,945	*
Paul C. Picknelly(8)	Director	83,812	*
Steven G. Richter(9)	Director	48,313	*
Philip R. Smith(10)	Director	45,860	*
James C. Hagan(11)	President and Chief Executive Officer	212,815	*
Allen J. Miles, III(12)	Executive Vice President and Chief Lending Officer	58,468	*
Guida R. Sajdak(13)	Executive Vice President and Chief Financial Officer	66,100	*
All Directors All Executive Officers and Directors as a Group (22 Persons)(14)			1.65% 5.85%

*Less than 1% of the total outstanding shares of common stock.

(1)Based on a total of 25,103,656 shares of our common stock outstanding as of March 15, 2021.

(2)Consists of: a) 2,203 unvested shares of restricted stock as to which Ms. Benoit has sole voting power and b) 28,146 shares as to which Ms. Benoit holds jointly with her spouse and has shared voting and investment power.

(3)Consists of: a) 2,203 unvested shares of restricted stock as to which Ms. Damon has sole voting power; b) 31,513 shares as to which Ms. Damon holds jointly with her spouse and has shared voting and investment power; and c) 15,611 shares as to which Ms. Damon has sole voting and investment power.

(4)Consists of: a) 2,203 unvested shares of restricted stock as to which Mr. Fitzgerald has sole voting power and b) 14,412 shares as to which Mr. Fitzgerald holds jointly with his spouse and has shared voting and investment power.

(5)Consists of: a) 2,203 unvested shares of restricted stock as to which Mr. Masse has sole voting power and b) 45,632 shares to which Mr. Masse has sole voting and investment power.

(6)Consists of: a) 2,203 unvested shares of restricted stock as to which Ms. McMahon has sole voting power; b) 29,693 shares as to which Ms. McMahon holds jointly with her spouse and has shared voting and investment power; and c) 2,993 shares as to which Ms. McMahon has sole voting and investment power.

(7)Consists of: a) 2,203 unvested shares of restricted stock as to which Mr. Orlen has sole voting power; b) 28,160 shares as to which Mr. Orlen holds jointly with his spouse and has shared voting and investment power; c) 1,212 shares as to which Mr. Orlen holds jointly with his daughter and has shared voting and investment power; and d) 26,370 shares held in an IRA for Mr. Orlen’s benefit as to which he has sole voting and investment powers.

(8)Consists of: a) 2,203 unvested shares of restricted stock as to which Mr. Picknelly has sole voting power and b) 81,609 shares of restricted stock as to which Mr. Picknelly has sole voting and investment power.

(9)Consists of: a) 2,203 unvested shares of restricted stock as to which Mr. Richter has sole voting power; b) 54 shares that are held by Mr. Richter’s spouse as to which he has no voting or investment power; c) 36,573 shares as to which Mr. Richter has sole voting and investment power; and d) 9,483 shares held in an IRA for Mr. Richter’s benefit as to which he has sole voting and investment powers.

(10)Consists of: a) 2,203 unvested shares of restricted stock as to which Mr. Smith has sole voting power; b) 8,513 shares as to which Mr. Smith has sole voting and investment power; and c) 35,144 shares as to which are held in a 401(k) Plan for Mr. Smith’s benefit as to which he has sole voting power but no investment power.

(11)Consists of: a) 8,614 unvested shares of restricted stock as to which Mr. Hagan has sole voting power; b) 154,048 shares as to which Mr. Hagan has sole voting and investment power; c) 41,780 shares held by the ESOP for his account as to which he has shared voting; and d) 8,373 shares held by our 401(k) Plan as to which he has shared voting and sole investment powers.

(12)Consists of: a) 3,189 unvested shares of restricted stock as to which Mr. Miles has sole voting power; b) 5,591 shares as to which Mr. Miles has sole voting and investment power; c) 31,286 shares held by the ESOP for his account as to which he has shared voting; and d) 18,402 shares held by our 401(k) Plan as to which he has shared voting and sole investment powers.

(13)Consists of: a) 2,822 unvested shares of restricted stock as to which Mrs. Sajdak has sole voting power; b) 14,658 shares held jointly with spouse for which Mrs. Sajdak has shared voting and investment power; c) 5,746 shares held by the ESOP for her account as to which she has shared voting; d) 6,014 shares held by our 401(k) Plan as to which she has shared voting and sole investment powers; e) 485 shares held by Mrs. Sajdak’s spouse in custody for their son for which Mrs. Sajdak has no voting or investment powers; and f) 36,375 fully vested exercisable stock options, which expire on January 22, 2023.

(14)The figures shown for each of the executive officers named in the table do not include 526,906 shares held in trust pursuant to the ESOP that have not been allocated as of March 15, 2021, to any individual’s account. The figure shown for total ownership includes all stock ownership for the Company’s ten (10) remaining Section 16 filers who consist of the members of Senior Management and the Corporate Secretary and who are not named executives.

PROPOSAL 2

NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requires us to provide our shareholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of NEOs as disclosed in this Proxy Statement. This vote does not address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this Proxy Statement.

Vote Required

The approval of the non-binding advisory resolution on the compensation of our NEOs will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions are not counted as votes cast and they will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote for this proposal.

✓	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

General

The compensation of our NEOs is disclosed in the Compensation Discussion and Analysis section of this Proxy Statement, the summary compensation table and the other related tables and narrative disclosure contained elsewhere in this Proxy Statement. As discussed in those disclosures, the Board believes that our executive compensation philosophy, policies and procedures provide a strong link between each NEO’s compensation and our short and long-term performance. The objective of our executive compensation program is to provide compensation which is competitive based on our performance and aligned with the long-term interests of our shareholders.

We are asking our shareholders to indicate their support for our NEO compensation as described in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, on an advisory basis, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section of this Proxy Statement, compensation tables and narrative discussion, is hereby APPROVED.

Your vote on this Proposal 2 is advisory, and therefore not binding on us, the Compensation Committee or the Board. Your advisory vote will serve as an additional tool to guide the Board and the Compensation Committee in continuing to align our executive compensation with the best interests of the Company and our shareholders.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Wolf & Company to act as our independent registered public accounting firm and to audit our financial statements for the fiscal year ending December 31, 2021. This appointment will continue at the pleasure of the Audit Committee and is presented to the shareholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by our shareholders, the Audit Committee will consider that fact when it selects our independent registered public accounting firm for the following fiscal year.

Representatives of Wolf & Company are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required

The ratification of Wolf & Company, as our independent registered public accounting firm for the fiscal year ending December 31, 2021, will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the vote.

✓

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2021.

Independent Registered Public Accounting Firm Fees and Services

During the fiscal years ended December 31, 2020, and 2019, respectively, we retained and paid Wolf & Company to provide audit and other services as follows:

	2020 ($)	2019 ($)
Audit Fees(1)	337,000	341,000
Audit-Related Fees(2)	52,000	52,000
Tax Preparation Fees(3)	48,500	48,000
Other Fees(4)	4,378	4,378
Total	441,878	445,378

(1)Includes audit fees for the consolidated financial statement audit of the Company, the audit of internal control over financial reporting, quarterly reviews, and estimated out-of-pocket costs;

(2)Fees for benefit plan audits;

(3)Consists of tax return preparation and tax-related compliance services;

(4)Fees for WolfPAC risk management modules.

PROPOSAL 4

APPROVAL OF THE COMPANY’S 2021 OMNIBUS INCENTIVE PLAN

We are asking our shareholders to consider and vote upon a proposal to approve the Company’s 2021 Omnibus Incentive Plan (the “2021 Plan”).

Upon the recommendation of the Compensation Committee, the Board adopted the 2021 Plan on November 24, 2020, subject to approval by the Company’s shareholders at the Annual Meeting.  The Board believes that approval of the 2021 Plan is in the best interests of the Company and its shareholders.

The Board has proposed approval of the 2021 Plan by shareholders to replace the 2014 Omnibus Incentive Plan (the “2014 Plan”).  If the shareholders approve the 2021 Plan, the 2014 Plan will be frozen, and no additional awards will be granted thereunder. If the shareholders do not approve the 2021 Plan, compensatory equity-based grants to employees, officers, directors, consultants, and advisers of the Company, the Bank, and their affiliates will continue to be made under the 2014 Plan to the extent shares of the common stock are available for issuance thereunder. The Board believes that, if the 2021 Plan is not approved, our ability to align the interests of key persons with shareholders through equity-based compensation would be compromised, disrupting our compensation program and impairing our ability to recruit, retain, and reward key people or requiring us to shift our compensation plan to include more cash compensation.

Vote Required

The approval of the 2021 Plan will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal.  Abstentions are not counted as votes cast and they will have no effect on the vote.  Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner.  Therefore, broker non-votes will have no effect on the vote for this proposal.

✓	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2021 OMNIBUS INCENTIVE PLAN

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)
Equity compensation plans approved by shareholders	210,975	6.46	—
Equity compensation plans not approved by shareholders	—	—	—
Total	210,975	6.46	—

Notable Features of the 2021 Plan

As described in more detail below, certain notable features of the 2021 Plan include:

•granting of options only at a per share exercise price at least equal to the fair market value of a share of the common stock on the grant date;

•granting of options with a ten-year maximum term;

•no repricing of options without prior shareholder approval;

•no liberal share recycling; and

•no reload or “evergreen” share replenishment features.

Purpose of the 2021 Plan

The 2021 Plan is intended to provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its shareholders and other important stakeholders. In addition, the 2021 Plan is intended to provide a means of recruiting, rewarding, and retaining employees, officers, directors, consultants, and advisers.

Description of the 2021 Plan

A summary of the material terms of the 2021 Plan is set forth below.  The summary is qualified in its entirety by reference to the full text of the 2021 Plan, which is attached as Appendix A to this Proxy Statement and incorporated by reference into this proposal. We encourage shareholders to read and refer to the complete plan document in Appendix A for a more complete description of the 2021 Plan.

Effective Date and Term

The 2021 Plan will become effective on the date of the Annual Meeting, subject to the receipt of shareholder approval of this proposal at the Annual Meeting, and will expire automatically on the day before the tenth (10th) anniversary of the effective date, unless earlier terminated by the Board or in accordance with the terms of the 2021 Plan. No awards may be granted after the termination of the 2021 Plan, and upon such termination of the 2021 Plan, all then-outstanding awards shall continue to have full force and effect in accordance with the provisions of the terminated 2021 Plan and the applicable award agreement (or other documents evidencing such awards).

Administration of the 2021 Plan

Our 2021 Plan is administered by the Compensation Committee.  Each member of the Compensation Committee that administers the 2021 Plan is both a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an independent director, in accordance with the rules of any stock exchange or securities market on which the common stock is listed or publicly traded.

The Compensation Committee will have full power and authority to interpret and construe all provisions of the 2021 Plan, any award, and any award agreement and take all actions and to make all determinations required or provided for under the 2021 Plan, any award, and any award agreement, including the authority to:

•designate grantees of awards;

•determine the type or types of awards to be made to a grantee;

•determine the number of shares of our common stock subject to an award or to which an award relates;

•establish the terms and conditions of each award;

•prescribe the form of each award agreement;

•subject to limitations in the 2021 Plan (including the prohibition on repricing of options without shareholder approval), amend, modify, or supplement the terms of any outstanding award; and

•make substitute awards.

The Board will also be authorized to appoint one or more committees of the Board consisting of one or more directors of the Company who need not meet the independence requirements above for certain limited purposes permitted by the 2021 Plan, and to the extent permitted by applicable law, the Compensation Committee will be authorized to delegate authority to an officer of the Company for certain limited purposes permitted by the 2021 Plan. The Board will retain the authority under the 2021 Plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2021 Plan.

The Compensation Committee may amend, suspend, or terminate the 2021 Plan at any time; provided that with respect to awards that are granted under the 2021 Plan, no amendment, suspension, or termination may materially impair the rights of the grantee without such grantee’s consent. The Company’s shareholders must approve any amendment if such approval is required by the Board or applicable law.

Eligibility

All employees of the Company, the Bank, and their affiliates are eligible to receive awards under the 2021 Plan.  As of the date of this Proxy Statement, the Company, the Bank, and their affiliates employed approximately 340 individuals who may become eligible to receive an award under the 2021 Plan (including our three named executive officers).  In addition, (i) non-employee directors and (ii) consultants and advisers who are natural persons, who provide bona fide services for the Company, the Bank, or their affiliates, and whose services are not in connection with the Company’s offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s capital stock may also receive awards under the 2021 Plan.  As of the date of this Proxy Statement, there are nine non-employee directors who may become eligible to receive an award under the 2021 Plan.

Awards

Awards under the 2021 Plan may be made in the form of stock options, restricted stock, stock units (including deferred stock units), unrestricted stock, dividend equivalent rights, other equity-based awards, and cash bonus awards.  Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance conditions in accordance with the terms hereof.  Stock options granted under the 2021 Plan may be non-qualified stock options or incentive stock options, except that stock options granted to non-employee directors and any consultants or advisers will in all cases be non-qualified stock options.

Stock Authorization

The maximum number of shares of common stock that may be issued under the 2021 Plan is seven hundred thousand (700,000) shares.  In connection with stock splits, distributions, recapitalizations, and certain other events, the Compensation Committee will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock or other securities that may be issued under the 2021 Plan and the number and kinds of shares subject to outstanding awards.  If any awards terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for issuance for purposes of the 2021 Plan.  However, the number of shares of common stock available for issuance under the 2021 Plan will not be increased by the number of shares of common stock (i) tendered, withheld, or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of a stock option, (ii) deducted or delivered from payment of an award in connection with the Company’s tax withholding obligations, or (iii) purchased by the Company with the proceeds from stock option exercises.

The maximum number of shares of common stock subject to stock options that can be issued under the 2021 Plan to any person is one hundred fifty thousand (150,000) shares in any single calendar year.  The maximum number of shares of common stock that can be issued under the 2021 Plan to any person pursuant to an award other than a stock option is one hundred fifty thousand (150,000) shares in any single calendar year.  The maximum amount that may be paid as a cash-denominated performance-based award (whether or not cash-settled) for a performance period of twelve (12) months or less to any person eligible for an award is one million dollars ($1,000,000.00), and the maximum amount that may be paid as a cash-denominated performance-based award (whether or not cash-settled) for a performance period of greater than twelve (12) months to any person eligible for an award is one million dollars ($1,000,000.00).

Share Usage

Shares of common stock that are subject to awards will be counted against the 2021 Plan share limit as one share of common stock for every one share of common stock subject to the award. A number of shares of common stock equal to the maximum number of shares issuable under a performance-based award will be counted against the share limit as of the grant date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the performance-based award to the extent different from such number of shares. An award that, by its terms, cannot be settled in shares of common stock will not count against the share limits of the 2021 Plan.

Fair Market Value Determination

For so long as the common stock remains listed on NASDAQ (or any other established securities exchange), the fair market value of a share of common stock will be the closing price for a share as reported on such exchange for such date.  If there is no reported closing price on such date, the fair market value of a share of common stock will be the closing price of a share of common stock on the next preceding date on which any sale of common stock was reported.

On March 16, 2021, the closing price of our common stock as reported on NASDAQ was $8.62 per share. If the common stock is not listed on an established securities exchange, the Compensation Committee will determine the fair market value by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code.

Stock Options

The 2021 Plan authorizes the Compensation Committee to grant incentive stock options (under Section 422 of the Code) and stock options that do not qualify as incentive stock options (that is, non-qualified stock options).  Incentive stock options, however, are only available to employees of the Company, the Bank, and their affiliates.  The exercise price of each stock option will be determined by the Compensation Committee, provided that the price cannot be less than 100% of the fair market value of a share of common stock on the date on which the stock option is granted.  If the Company grants incentive stock options to any 10% shareholder, the exercise price may not be less than 110% of the fair market value of a share of our common stock on the date on which the stock option is granted.

To the extent that the aggregate fair market value of shares of common stock determined on the date of grant with respect to which incentive stock options are exercisable for the first time during any calendar year exceeds $100,000, and to the extent such option fulfills all other requirements under Section 422 of the Code, the stock option will be treated as a non-qualified stock option.

The term of a stock option cannot exceed ten (10) years from the date of grant.  If the Company grants incentive stock options to any 10% shareholder, the term shall terminate and all rights to purchase shares of stock thereunder shall cease on the day before the fifth (5th) anniversary of the date of grant.  The Compensation Committee determines at what time or times each stock option may be exercised and the period of time, if any, after retirement, death, disability, or termination of employment during which stock options may be exercised.  Stock options may be made exercisable in installments.  The exercisability of stock options may be accelerated by the Compensation Committee.

Awards of stock options are nontransferable, except (i) for transfers by will or the laws of descent and distribution or (ii) if authorized in the applicable award agreement, for transfers of non-qualified stock options, not for value, to family members pursuant to the terms and conditions of the 2021 Plan.

Restricted Stock and Stock Units

The 2021 Plan authorizes the Compensation Committee to grant shares of restricted stock and stock units.  Subject to the provisions of the 2021 Plan, the Compensation Committee will determine the terms and conditions of each grant of shares of restricted stock and stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price, if any, for the common stock subject to the award. Unless otherwise determined by the Compensation Committee, grantees of shares of restricted stock will have the right during the restricted period to exercise full voting rights with respect to those shares and the right to receive any dividends declared or paid with respect to the shares. Grantees of stock units will have no voting or dividend rights or other rights associated with ownership of our common stock, although the Compensation Committee may award cash payments equal to the per share dividend paid in respect of the underlying shares on such units. The restrictions and the restricted period may differ with respect to each grantee. An award of restricted stock or stock units will be subject to forfeiture if events specified by the Compensation Committee occur before the lapse of the restrictions. Awards of restricted stock and stock units are generally nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.

Dividend Equivalent Rights

The 2021 Plan authorizes the Compensation Committee to grant dividend equivalent rights.  Dividend equivalent rights may be paid currently, accrued as contingent cash obligations, or deemed reinvested in additional shares of common stock and may be payable in cash, shares of common stock, or a combination of the two.  The Compensation Committee will determine the terms of any dividend equivalents. No dividend equivalent rights may be granted in tandem with a stock option.

Other Equity-Based Awards

The 2021 Plan authorizes the Compensation Committee to grant other types of stock-based awards under the 2021 Plan.  Other equity-based awards are payable in cash, shares of common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by the Compensation Committee.  The terms and conditions that apply to other equity-based awards are determined by the Compensation Committee.

Forms of Payment

The exercise price for any stock option or the purchase price for shares of restricted stock is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value equal to the exercise or purchase price, (iii) with respect to a stock option only, to the extent the award agreement provides, by payment through a broker in accordance with procedures established by the Company, or (4) to the extent the applicable award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to the Company, the Bank, or their affiliates.

Recoupment

The Company may cancel any award granted pursuant to the 2021 Plan, require reimbursement of any award by a grantee, and effect any other right of recoupment of equity or other compensation provided under the 2021 Plan in accordance with any clawback or recoupment right the Company, the Bank, or their affiliates may have or to the extent any law, rule, or regulation imposes mandatory recoupment. Additionally, a grantee may be required to repay to the Company previously paid compensation, whether provided pursuant to the 2021 Plan or an award agreement, in accordance with a clawback policy. By accepting the award, the grantee is agreeing to be bound by the clawback policy, as such term is defined in the 2021 Plan, as in effect or as it may be adopted and/or modified from time to time by the Company in its discretion.

No Repricing

Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option, including by replacement with or substitution of another award type, that would reduce the exercise price of the stock option or would replace any stock option with an exercise price above the current market price with cash or another security, in each case without the approval of our shareholders (although appropriate adjustments may be made to outstanding stock options to achieve compliance with applicable law, including the Code).

Change in Control

If the Company experiences a change in control in which outstanding awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity: (i) except for performance-based awards, all shares of restricted stock, stock units, and dividend equivalent rights will vest and the underlying shares of common stock or cash will be delivered immediately before the change in control; and (ii) at the discretion of the Compensation Committee, either or both of the following actions will be taken: (A) all stock options will become exercisable fifteen (15) days before the change in control and if unexercised will terminate upon the completion of the change in control, or (B) all stock options, restricted stock, stock units, and dividend equivalent rights will be cancelled in exchange for a payment in cash or securities having a value equal to the value of the award, determined by the price per share paid to holders of shares of common stock pursuant to the change in control (less the option exercise price, if applicable). In the case of performance-based awards, the awards will be treated as though target performance has been achieved and will be paid in cash or converted into unrestricted stock. Other equity-based awards will be governed by the terms of the applicable award agreement.  In general, a change in control under the 2021 Plan occurs upon:

•The consummation of a reorganization, merger, or consolidation of the Company, respectively, with one or more other persons, other than a transaction following which at least 51% of either the equity ownership interests of the resulting entity or the securities entitled to vote generally in the election of directors of the resulting entity resulting are beneficially owned in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned at least 51% of such equity ownership interests of the Company or securities entitled to vote generally in the election of directors of the Company;

•The acquisition of all or substantially all of the assets of the Company or beneficial ownership of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

•A complete liquidation or dissolution of the Company;

•The occurrence of any event if, immediately following such event, at least 50% of the members of the Board (i) were not members of the Board on the 2021 Plan’s effective date or (ii) are not individuals who first became members of the Board after the 2021 Plan’s effective date either: (A) upon election by affirmative vote of three-quarters (3/4) of the members of the Board in office at the time of such first election or (B) upon election by the shareholders of the Company, but only if nominated for election by affirmative vote of three-quarters (3/4) of the members of the Board in office at the time of such first nomination; or

•Any event which would be described in the bullets above if the term “Bank” were substituted for the term “Company” therein.

Adjustments for Stock Splits and Similar Events

The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2021 Plan, including the individual limitations on awards, to reflect stock splits and other similar events.

Federal Income Tax Consequences

The federal income tax consequences of awards under the 2021 Plan for grantees and the Company will depend on the type of award granted.  The following description of tax consequences is intended only for the general information of shareholders.  A grantee of an award under the 2021 Plan should not rely on this description and instead should consult his or her own tax advisor.

Incentive Stock Options

The grant of an incentive stock option will not be a taxable event for the grantee or the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain or loss realized upon a disposition of shares of common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain or loss if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to a business expense deduction with respect to an incentive stock option, except as discussed below.

For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the grantee generally must be an employee of the Company, the Bank, or one of their direct corporate subsidiaries from the date the incentive stock option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the shares of common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option’s exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. Subject to the limitations of Section 162(m) of the Code and to applicable reporting requirements, the Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income.

Non-Qualified Stock Options

The grant of a non-qualified stock option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified stock option, a grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased on the date of exercise over the exercise price of the option with respect to such purchased shares. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). Capital gain or loss will be long-term if the grantee has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Subject to the limitations of Section 162(m) of the Code and to applicable reporting requirements, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the nonqualified option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such non-qualified stock option by the ex-spouse, the ex-spouse will recognize taxable income at the time of exercise in an amount equal to the excess of the fair market value of the shares of common stock purchased on the date of exercise over the exercise price of the option with respect to such purchased shares. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at that time.

Restricted Stock

The grant of shares of restricted stock will not be a taxable event for the grantee, provided that the shares of common stock are subject to restrictions (that is, the shares of restricted stock are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the grant in an amount equal to the fair market value of the common stock on the date of the grant (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse, and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. Subject to the limitations of Section 162(m) of the Code and to applicable reporting requirements, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Units

The grant of stock units (including deferred stock units) will not be a taxable event for the grantee or the Company. A grantee who receives stock units will recognize ordinary income in an amount equal to the fair market value of the shares issued, or in the case of a cash-settled award, the amount of the cash payment made, to such grantee at the end of the restriction period or, if later, the payment date. Subject to the limitations of Section 162(m) of the Code and to applicable reporting requirements, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Stock

The grant of unrestricted stock is a taxable event for the grantee. A grantee who receives shares of unrestricted stock will recognize ordinary income on the grant date in an amount equal to the fair market value of the shares issued, reduced by the amount, if any, paid for such shares. Subject to the limitations of Section 162(m) of the Code and to applicable reporting requirements, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Upon a subsequent sale or exchange of shares of unrestricted stock, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of our common stock (generally, the amount paid for the shares plus the amount treated as ordinary income on the grant date). Capital gain or loss will be long-term if the grantee has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Dividend Equivalent Rights

The grant of dividend equivalent rights will not be a taxable event for the grantee or the Company. A grantee who receives dividend equivalent rights will recognize ordinary income on the date of payment in the amount distributed to the grantee pursuant to the award. Subject to the limitations of Section 162(m) of the Code and to applicable reporting requirements, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Cash Awards

The grant of a cash award will not be a taxable event for the grantee or the Company. A grantee who receives a cash award will recognize ordinary income on the date of payment in the amount distributed to the grantee pursuant to the award. Subject to the limitations of Section 162(m) of the Code and to applicable reporting requirements, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280G of the Code

To the extent payments which are contingent on a change in control are determined to exceed certain limitations, such payments may be subject to a 20% excise tax, and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part. The 2021 Plan includes a Section 280G “best after tax” provision, meaning, if any of the payments under the 2021 Plan or otherwise would constitute parachute payments within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if such a reduction would give the grantee a better after-tax result than if the grantee received the payments in full.

New Plan Benefits

No awards under the 2021 Plan have been granted or will be granted unless and until the 2021 Plan is approved by the shareholders at the Annual Meeting. Grants of awards under the 2021 Plan will be in the discretion of the Compensation Committee. Accordingly, it is not possible as of the date of this Proxy Statement to determine the nature or amount of any awards under the 2021 Plan that may be subject to future grants to employees, officers, directors, consultants, and advisers of the Company, the Bank, and their affiliates. Therefore, no new plan benefits table can be provided at this time. For more information on the awards granted under the 2014 Plan to our named executive officers in 2020, see the section above entitled “Long-Term Incentive Plan Awards for 2020-2022”. For more information on the awards granted under the 2014 Plan to our directors in 2020, see the section above entitled “Director Compensation”.

Registration with the SEC

If the 2021 Plan is approved by the shareholders, we intend to file a Registration Statement on Form S-8 relating to the 2021 Plan with the SEC pursuant to the Securities Act as soon as is practicable after such approval.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Statements and Annual Reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker and we will promptly deliver a separate copy of the Proxy Statement and Annual Report following written or oral request. Shareholders who currently receive multiple copies of the Proxy Statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in their own discretion.

By Order of the Board of Directors,

Theresa C. Szlosek

Corporate Secretary

Westfield, Massachusetts

March 30, 2021

Western new england bancorp, inc. 2021 OMNIBUS INCENTIVE PLAN

	9.6	Termination of Service	A-13
	9.7	Purchase of Restricted Stock and Shares of Stock Subject to Stock Units	A-13
	9.8	Delivery of Shares of Stock	A-13
10.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS		A-13
	10.1	Unrestricted Stock Awards	A-13
	10.2	Other Equity-Based Awards	A-14
11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK		A-14
	11.1	General Rule	A-14
	11.2	Surrender of Shares of Stock	A-14
	11.3	Cashless Exercise	A-14
	11.4	Other Forms of Payment	A-14
12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS		A-14
	12.1	Dividend Equivalent Rights	A-14
	12.2	Termination of Service	A-15
13.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS		A-15
	13.1	Grant of Performance-Based Awards	A-15
	13.2	Value of Performance-Based Awards	A-15
	13.3	Earning of Performance-Based Awards	A-15
	13.4	Form and Timing of Payment of Performance-Based Awards	A-15
	13.5	Performance Conditions	A-15
14.	PARACHUTE LIMITATIONS		A-16
15.	REQUIREMENTS OF LAW		A-16
	15.1	General	A-16
	15.2	Rule 16b-3	A-16
16.	EFFECT OF CHANGES IN CAPITALIZATION		A-17
	16.1	Changes in Stock	A-17
	16.2	Reorganization in Which the Company Is the Surviving Entity Which Does Not Constitute a Change in Control	A-17
	16.3	Change in Control in which Awards are not Assumed	A-17
	16.4	Change in Control in which Awards are Assumed	A-18
	16.5	Adjustments	A-18
	16.6	No Limitations on Company	A-18
17.	GENERAL PROVISIONS		A-19
	17.1	Disclaimer of Rights	A-19
	17.2	Nonexclusivity of the Plan	A-19
	17.3	Withholding Taxes	A-19
	17.4	Captions	A-19
	17.5	Construction	A-19
	17.6	Other Provisions	A-20
	17.7	Number and Gender	A-20
	17.8	Severability	A-20
	17.9	Governing Law	A-20
	17.10	Section 409A of the Code	A-20

WESTERN NEW ENGLAND BANCORP, INC.
2021 OMNIBUS INCENTIVE PLAN

Western New England Bancorp, Inc. (the “Company”) sets forth herein the terms of its 2021 Omnibus Incentive Plan (the “Plan”), as follows:

1.PURPOSE

The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, restricted stock, stock units, unrestricted stock, dividend equivalent rights, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance conditions in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.DEFINITIONS

For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

2.1 “Affiliate” means any company or other entity that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options, an entity may not be considered an Affiliate unless the Company holds a “Controlling Interest” in such entity. “Controlling Interest” shall have the meaning set forth in Treasury Regulations Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulations Section 1.414(c)-2(b)(2)(i) and (b) where a grant of Options is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulations Section 1.414(c)-2(b)(2)(i).

2.2 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents thereof and (c) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

2.3 “Award” means a grant under the Plan of an Option, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, an Other Equity-Based Award, or cash.

2.4 “Award Agreement” means the written agreement, in such paper, electronic or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

2.5 “Award Stock” shall have the meaning set forth in Section 16.3(a)(ii).

2.6 “Bank” means Westfield Bank and its successors.

2.7 “Benefit Arrangement” shall have the meaning set forth in Section 14.

2.8 “Board” means the Board of Directors of the Company.

2.9 “Cause” shall have the meaning set forth in an applicable agreement between a Grantee and the Company, the Bank or an Affiliate, and in the absence of any such agreement, shall mean, with respect to any Grantee and as determined by the Committee, such Grantee’s (a) personal dishonesty, (b) incompetence, (c) willful misconduct, (d) breach of fiduciary duties involving personal profit, (e) intentional failure to perform stated duties, or (f) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.

2.10 “Capital Stock” means, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Stock.

2.11 “Change in Control” means, subject to Section 17.10, the occurrence of any of the following:

(a)The consummation of a reorganization, merger, or consolidation of the Company, respectively, with one or more other Persons, other than a transaction following which:

(1)At least fifty-one percent (51%) of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by Persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least fifty-one percent (51%) of the outstanding equity ownership interests in the Company; and

(2)At least fifty-one percent (51%) of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by Persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least fifty-one percent (51%) of the securities entitled to vote generally in the election of directors of the Company;

(b)The acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any Person or by any Persons acting in concert, or approval by the stockholders of the Company of any transaction which would result in such an acquisition;

(c)A complete liquidation or dissolution of the Company;

(d)The occurrence of any event if, immediately following such event, at least fifty percent (50%) of the members of the Board of the Company do not belong to any of the following groups:

(1)Individuals who were members of the Board of the Company on the Effective Date; or

(2)Individuals who first became members of the Board of the Company after the Effective Date either:

(A)Upon election to serve as a member of the Board of the Company by affirmative vote of three-quarters (3/4) of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

(B)Upon election by the stockholders of the Company to serve as a member of the Board of the Company, but only if nominated for election by affirmative vote of three-quarters (3/4) of the members of the Board of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual’s election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of the Company; or

(e)Any event which would be described in paragraphs (a), (b), (c), or (d) above if the term “Bank” were substituted for the term “Company” therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or any Subsidiary of either of them, by the Company, the Bank, or any Subsidiary of either of them, or by any employee benefit plan maintained by any of them.

The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.

2.12 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code section.

2.13 “Committee” means the Compensation Committee of the Board (as the name of such body may be changed from time to time); provided that, if no such Compensation Committee exists, “Committee” means a committee of, and designated from time to time by resolution of, the Board, or, if no such committee has been so designated, the Board.

2.14 “Company” means Western New England Bancorp, Inc. and its successors.

2.15 “Disability” means, as determined by the Committee and unless otherwise provided in an applicable agreement with the Company, the Bank, or an Affiliate, the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided, that, with respect to rules regarding the expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.16 “Disqualified Individual” shall have the meaning set forth in Code Section 280G(c).

2.17 “Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 12.1, entitling the Grantee thereof to receive, or to receive credits for the future payment of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date.

2.18 “Effective Date” means May 11, 2021, subject to approval of the Plan by the Company’s stockholders on such date, the Plan having been approved by the Board on November 24, 2020.

2.19 “Employee” means, as of any date of determination, an employee (including an officer) of the Company, the Bank, or an Affiliate; provided, that for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.21 “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any date as follows:

(a)If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market” ), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market on such date (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.21 or Section 17.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 17.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of shares of Stock due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement in any manner consistent with the applicable provisions of the Code, including but not limited to using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

2.22 “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and/or such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and/or such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and/or such Grantee) own more than fifty percent (50%) of the voting interests.

2.23 “Fully Diluted Basis” means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination.

2.24 “Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee adopts a resolution, or takes other appropriate action, expressly approving the Award and expressly granting an Award to an Employee that specifies the key terms and conditions of the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (c) such subsequent date specified by the Committee in the corporate action or resolution approving the Award.

2.25 “Grantee” means a person who receives or holds an Award under the Plan.

2.26 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

2.27 “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

2.28 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.29 “Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.

2.30 “Option” means an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to the Plan.

2.31 “Option Price” means the per share exercise price for shares of Stock subject to an Option.

2.32 “Other Agreement” means any agreement, contract or understanding heretofore or hereafter entered into by a Grantee with the Company, the Bank or an Affiliate, except an agreement, contract or understanding that expressly addresses Code Section 280G and/or Code Section 4999.

2.33 “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, Restricted Stock, a Stock Unit, Unrestricted Stock, or a Dividend Equivalent Right.

2.34 “Outside Director” means a member of the Board who is not an Employee.

2.35 “Parachute Payment” means a “parachute payment” within the meaning of Code Section 280G(b)(2).

2.36 “Performance-Based Award” means an Award made subject to the achievement of performance conditions over a Performance Period specified by the Committee.

2.37  “Performance Period” means the period of time, up to ten (10) years, during or over which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.38  “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.39 “Plan” means the Company’s 2021 Omnibus Incentive Plan, as amended from time to time.

2.40 “Prior Plans” means the Company’s 2007 Stock Option Plan, the Company’s 2007 Recognition and Retention Plan, and the Company’s 2014 Omnibus Incentive Plan.

2.41 “Restricted Period” shall have the meaning set forth in Section 9.2.

2.42 “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.

2.43 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended, and any successor thereto.

2.44 “Securities Market” means any established securities market.

2.45 “Separation from Service” shall have the meaning set forth in Code Section 409A.

2.46 “Service” means service qualifying a Grantee as a Service Provider to the Company, the Bank, or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company, the Bank, or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

2.47 “Service Provider” means an Employee, officer, or director of the Company, the Bank, or an Affiliate, or a consultant or adviser to the Company, the Bank or an Affiliate (i) who is a natural person, (ii) who provides bona fide services to the Company, the Bank, or an Affiliate, and (iii) whose services are not in connection with the Company’s offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.

2.48 “Service Recipient Stock” shall have the meaning set forth in Code Section 409A.

2.49 “Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.

2.50 “Stock” means the common stock, $0.01 par value per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 16.1.

2.51 “Stock Exchange” means the National Association of Securities Dealers Automated Quotations (NASDAQ) or another established national or regional stock exchange.

2.52 “Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 9 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Stock Unit may also be referred to as a restricted stock unit.

2.53 “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests, or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers, or other voting members of the governing body of such corporation or non-corporate entity; provided, however, for purposes of Incentive Stock Options, Subsidiary means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f). In addition, any other entity may be designated by the Committee as a Subsidiary; provided, that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

2.54 “Substitute Award” means an Award granted under the Plan in substitution for outstanding awards previously granted under a compensatory plan of a business entity acquired or to be acquired by the Company, the Bank, or an Affiliate or with which the Company, the Bank, or an Affiliate has combined or will combine.

2.55 “Ten Percent Stockholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.56 “Unrestricted Stock” shall have the meaning set forth in Section 10.1.

2.57 “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person.

3.ADMINISTRATION OF THE PLAN

3.1Committee.

3.1.1Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2Composition of the Committee.

The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a (a) Non-Employee Director and (b) an independent director in accordance with the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee.

3.1.3Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one (1) or more directors of the Company who need not be Outside Directors, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards, in each case, subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act, and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

3.1.4Delegation by the Committee.

To the extent permitted by Applicable Laws, the Committee may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to an officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers or (ii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2Board.

The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3Terms of Awards.

3.3.1Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)designate Grantees;

(b)determine the type or types of Awards to be made to a Grantee;

(c)determine the number of shares of Stock to be subject to an Award or to which an Award relates;

(d)establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e)prescribe the form of each Award Agreement evidencing an Award;

(f)subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided, that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, materially impair such Grantee’s rights under such Award; and

(g)make Substitute Awards.

3.3.2Forfeiture; Recoupment.

If any time within one (1) year after the date on which a Grantee exercises an Option, or receives payment of a Performance-Based Award, or on which Restricted Stock or Stock Units vest, or on which income is realized by a Grantee in connection with any other Award (each of which events shall be a “realization event”), the Board determines in its discretion that the Company has been materially harmed by the Grantee, whether such harm (a) results in the Grantee’s termination or deemed termination of employment for Cause or (b) results from any activity of the Grantee determined by the Board to be in competition with any activity of the Company, the Bank, or an Affiliate, or otherwise prejudicial, contrary, or harmful to the interests of the Company, the Bank, or an Affiliate (including, but not limited to, accepting employment with or serving as a consultant, adviser, or in any other capacity to an entity that is in competition with or acting against the interests of the Company, the Bank, or an Affiliate), then any gain realized by the Grantee from the realization event shall be paid by the Grantee to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of the Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Grantee by the Company, the Bank, or an Affiliate (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

In addition, the Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company, the Bank, or an Affiliate, (d) confidentiality obligation with respect to the Company, the Bank, or an Affiliate, (e) Company or Bank policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company, the Bank, or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award as of the date of the Grantee’s termination of Service for Cause if the Grantee thereof is an Employee of the Company, the Bank, or an Affiliate and is terminated for Cause.

Notwithstanding any other provisions in this Plan, the Company may cancel any Award granted pursuant to the Plan, require reimbursement of any Award by a Grantee, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with (a) any Company or Bank “clawback” or recoupment policy that is or may be adopted and/or modified from time to time to comply with the requirements of any Applicable Law, rule, regulation, or otherwise (“Clawback Policy”), or (b) any law, rule, or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule, or regulation. In addition, a Grantee may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Grantee is agreeing to be bound by the Clawback Policy, as in effect or as it may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with Applicable Law).

3.4No Repricing Without Stockholder Approval.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Stock or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options to reduce the exercise price of such outstanding Options; (b) cancel or assume outstanding Options in exchange for, or substitution of, Options with an exercise price that is less than the exercise price of the original Options; or (c) cancel or assume outstanding Options with an exercise price above the current Fair Market Value in exchange for cash, Awards or other securities, in each case, unless such action is subject to and approved by the Company’s stockholders.

3.5Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units; provided, that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.

3.6No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 3.6 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

3.7Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.STOCK SUBJECT TO THE PLAN

4.1Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 16.1, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to seven hundred thousand (700,000) shares of Stock (the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.

4.2Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and/or to grant substitute Awards under the Plan for such awards. Assumed awards shall not, but Substitute Awards shall, reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

4.3Share Usage.

(a)Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

(b)Any shares of Stock that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. A number of shares of Stock equal to the maximum number of shares issuable under a Performance-Based Award shall be counted against the Share

Limit as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance-Based Award to the extent different from such number of shares.

(c)If any shares of Stock covered by an Award under the Plan are not purchased or are forfeited or expire, or otherwise terminate without delivery of any shares of Stock subject thereto or are settled in cash in lieu of shares of Stock, then the number of shares of Stock with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan in the same amount as such shares of Stock were counted against the Share Limit set forth in Section 4.1. Notwithstanding the foregoing, for the avoidance of doubt, in no event shall shares of Stock in excess of the Share Limit be available for issuance under the Plan without the approval of the Company’s stockholders.

(d)The number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations as provided in Section 17.3, or (iii) purchased by the Company with proceeds from Option exercises.

5.EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

5.1Effective Date.

The Plan shall become effective as of the Effective Date. Following the Effective Date, no awards shall be made under the Prior Plans. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plans to settle awards, which are made under the Prior Plans prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards.

5.2Term.

The Plan shall terminate on the first to occur of (a) 11:59 PM ET on the day before the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.3, and (c) the date determined in accordance with Section 16.3; provided, however, that, subject to the provisions of Section 8.3 regarding Ten Percent Stockholders, no Incentive Stock Options may be granted under the Plan more than ten (10) years after the date of the Board’s adoption of the Plan or be exercisable more than ten (10) years after the Grant Date. No Awards may be granted after termination of the Plan, and upon such termination of the Plan, all then-outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards)

5.3Amendment, Suspension, and Termination.

The Committee may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws; provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option Price provisions of Section 8.1 without the approval of the Company’s stockholders.

6.AWARD ELIGIBILITY AND LIMITATIONS

6.1Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to any Service Provider, as the Committee shall determine and designate from time to time.

6.2Annual Limitations.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and subject to adjustment as provided in Section 16.5:

(a)The maximum number of shares of Stock subject to Options that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6.1 is one hundred fifty thousand (150,000) shares;

(b)The maximum number of shares of Stock that may be granted under the Plan, pursuant to Awards other than Options, in a calendar year to any Person eligible for an Award under Section 6.1 is one hundred fifty thousand (150,000) shares; and

(c)The maximum amount that may be paid as a cash-denominated Performance-Based Award (whether or not cash-settled) for a Performance Period of twelve (12) months or less to any person eligible for an Award under Section 6.1 shall be one million dollars ($1,000,000.00), and the maximum amount that may be paid as a cash-denominated Performance-Based Award (whether or not cash-settled) for a Performance Period of greater than twelve (12) months to any person eligible for an Award under Section 6.1 shall be one million dollars ($1,000,000.00).

6.3Stand-Alone, Additional, Tandem, and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, the Bank, an Affiliate, or any business entity that has been a party to a transaction with the Company, the Bank, or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company, the Bank, or an Affiliate. Such additional, tandem, Substitute, or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, the Bank, an Affiliate, or any business entity that has been a party to a transaction with the Company, the Bank, or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such Substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1, the Option Price of an Option that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided, that such Option Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option.

7.AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.TERMS AND CONDITIONS OF OPTIONS

8.1Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2Vesting and Exercisability.

Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided, that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or become exercisable within a six (6)-month period starting on the Grant Date.

8.3Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the day before the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the day before the fifth (5th) anniversary of the Grant Date of such Option; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a Service Provider who is employed or providing services outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5Limitations on Exercise of Option.

Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 16 which results in the termination of such Option.

8.6Method of Exercise.

Subject to the terms of Section 10 and Section 17.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of written notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10Family Transfers.

The Committee, in its sole discretion, may provide either in an applicable Award Agreement or by the subsequent approval of the Committee that a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any Subsidiary, (b) to the extent specifically provided in the related Award Agreement, (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company, the Bank, and its Affiliates) does not exceed one hundred thousand dollars ($100,000), and (d) to the extent such Option fulfills all other requirements under Code Section 422. Except to the extent provided under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately but in no event later than ten (10) days thereafter.

9.TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

9.1Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company, the Bank, or an Affiliate.

9.2Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 12. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

9.3Registration; Restricted Share Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee; provided, that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

9.4Rights of Holders of Restricted Stock.

Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock, or (b) any cash dividend payments or distributions declared or paid on shares of Restricted Stock shall be made or paid currently or only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. All stock dividends or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.

9.5Rights of Holders of Stock Units.

9.5.1Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such Stock Units, to direct the voting of the shares of Stock underlying such Stock Units, or to receive notice of any meeting of the Company’s stockholders), provided, however, that the Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive Dividend Equivalent Rights in accordance with Section 12.

9.5.2Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

9.6Termination of Service.

Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock or Stock Units.

9.7Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price shall be payable in a form provided in Section 10 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company, the Bank, or an Affiliate.

9.8Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 9.8.

10.TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

10.1Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan. Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company, the Bank, or an Affiliate or other valid consideration, in lieu of, or in addition to, any cash compensation due to such Grantee.

10.2Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 10.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

11.FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

11.2Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

11.3Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 17.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

11.4Other Forms of Payment.

To the extent the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company, the Bank, or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

12.TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1Dividend Equivalent Rights.

A Dividend Equivalent Right may be granted hereunder, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may (a) provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (b) contain terms and conditions which are different from the terms and conditions of such other Award.

12.2Termination of Service.

Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

13.TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

13.1Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards in such amounts and upon such terms as the Committee shall determine.

13.2Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial cash value that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

13.3Earning of Performance-Based Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of a Performance-Based Award shall be entitled to receive a payout of the value earned under such Performance-Based Award by such Grantee over such Performance Period. The Committee may, in its sole discretion, adjust the amount of a payment otherwise to be made in connection with a Performance-Based Award, based on the Grantee’s actual performance.

13.4Form and Timing of Payment of Performance-Based Awards.

Payment of the value earned under Performance-Based Awards shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, (a) may pay the value earned under Performance-Based Awards in the form of cash, shares of Stock, other Awards, or a combination thereof including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, and (b) shall pay value earned under Performance-Based Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided, that, unless specifically provided in the Award Agreement for such Performance-Based Awards, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which such Performance Period ends. The applicable Award Agreement shall specify the circumstances in which Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Performance-Based Awards.

13.5Performance Conditions.

The right of a Grantee to exercise or to receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such performance goals, business criteria, and other measures of performance, with or without adjustment, as it may deem appropriate in establishing any performance conditions.

Performance under any of the Performance Measures (a) may be used to measure the performance of (i) the Company, the Bank, Subsidiaries of the Company and the Bank, and other Affiliates as a whole, (ii) the Company, the Bank, any Subsidiary, and/or any other Affiliate, or any combination thereof, or (iii) any one or more business units of the Company, the Bank, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 13. For the avoidance of doubt, nothing herein is intended to prevent the Committee from granting Awards subject to subjective performance conditions (including individual performance conditions).

14.PARACHUTE LIMITATIONS

If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a Parachute Payment; and

(b)if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments or benefits be considered a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments, then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments, in each case with the payments to be made furthest in the future being reduced first.

15.REQUIREMENTS OF LAW

15.1General.

The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, the Bank, or an Affiliate, or any other person, of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2Rule 16b-3.

During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable

Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

16.EFFECT OF CHANGES IN CAPITALIZATION

16.1Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend, or other distribution payable in Capital Stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1 and the individual share limitations set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options but shall include a corresponding proportionate adjustment in the per share Option Price. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board, or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options as required to reflect such distribution.

16.2Reorganization in Which the Company Is the Surviving Entity Which Does Not Constitute
a Change in Control.

Subject to Section 16.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares of Stock remaining subject to the Option as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply, as well to any replacement shares of Capital Stock subject to such Award, or received by the Grantee as a result of such reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, Performance-Based Awards shall be adjusted, including any adjustment to the performance conditions applicable to such Awards deemed appropriate by the Committee, and including any adjustment so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.

16.3Change in Control in which Awards are not Assumed.

Upon the occurrence of a Change in Control in which outstanding Options, Restricted Stock, Stock Units, Dividend Equivalent Rights, or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested, and the shares of Stock or cash subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested, and the shares of Stock or cash subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either or both of the following two (2) actions shall be taken:

(i)fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; or

(ii)the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options, equal to the product of the number of shares of Stock subject to such Options (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price applicable to such Award Stock.

(b)Performance-Based Awards shall be treated as though target performance has been achieved and will be paid in cash or converted into Unrestricted Stock. After application of this Section 16.3(b), if any Awards arise from application of this Section 16, such Awards shall be settled under the applicable provision of Section 16.3(a).

(c)Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

16.4Change in Control in which Awards are Assumed.

Upon the occurrence of a Change in Control in which outstanding Options, Restricted Stock, Stock Units, Dividend Equivalent Rights, or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, Restricted Stock, Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, Restricted Stock, Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards, or for the substitution for such Options, Restricted Stock, Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights, and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

In the event a Grantee’s Award is assumed, continued, or substituted upon the consummation of any Change in Control and the Grantee’s employment is terminated by the Company or an Affiliate without Cause within one (1) year following the consummation of such Change in Control, the Grantee’s Award shall become fully vested as of such termination and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one (1)-year period immediately following such termination or for such longer period as the Committee shall determine (but in no event later than the original expiration date of the Award).

16.5Adjustments.

Adjustments under this Section 16 related to shares of Capital Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 16.1, 16.2, 16.3, and 16.4. This Section 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company, the Bank, or an Affiliate that is not a Change in Control.

16.6No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

17.GENERAL PROVISIONS

17.1Disclaimer of Rights.

No provision in the Plan, any Award, or any Award Agreement shall be construed to (a) confer upon any individual the right to remain in the Service of the Company, the Bank, or an Affiliate, (b) interfere in any way with any contractual or other right or authority of the Company, the Bank, or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) terminate any Service or other relationship between any Person and the Company, the Bank, or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.

17.3Withholding Taxes.

The Company, the Bank, or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company, the Bank, or an Affiliate, as the case may be, any amount that the Company, the Bank, or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company, the Bank, or an Affiliate, which may be withheld by the Company, the Bank, or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company, the Bank, or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company, the Bank, or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company, the Bank, or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company, the Bank, or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Board or the Committee has full discretion to choose, or to allow a Grantee to elect, to withhold a number of shares of Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amount(s) in such Grantee’s relevant tax jurisdictions).

17.4Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

17.5Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

17.6Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

17.7Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

17.8Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.9Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

17.10Section 409A of the Code.

The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier).

Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery will occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph will in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.

Notwithstanding the foregoing, neither the Company, the Bank, any Affiliate nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A and neither the Company, the Bank, any Affiliate nor the Committee will have any liability to any Grantee for such tax or penalty.

*	*	*

Signature Page to
Western New England Bancorp, Inc. 2021 Omnibus Incentive Plan

To record adoption of the Plan by the Board as of November 24, 2020, and approval of the Plan by the stockholders on May 11, 2021, the Company has caused its authorized officer to execute the Plan.

WESTERN NEW ENGLAND BANCORP, INC.

By:
Name:
Title:

PROXY

WESTERN NEW ENGLAND BANCORP, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints John E. Bonini and Guida R. Sajdak and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) of Western New England Bancorp, Inc. (the “Company”) in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at the Sheraton Springfield Monarch Place Hotel, One Monarch Place, Springfield, MA 01144 on May 11, 2021, at 10:00 a.m., and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 and 4.

(Continued and to be marked, dated and signed on the reverse side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be held May 11, 2021

The Proxy Statement/Prospectus and our 2020 Annual Report

to Shareholders are available at: http://www.viewproxy.com/WNEB/2021

Please mark votes as in this example ☒

PROXY PROPOSALS:

Item I Election of the following directors for a three-year term expiring at the 2024 annual meeting of shareholders:

	For	Withhold	For All
01 James C. Hagan	All	All	Except*
02 William D. Masse	☐	☐	☐
03 Gregg F. Orlen
04 Phillip R. Smith

*Instructions: To withhold authority to vote for any individual nominee, mark “For All Except” above and write the number(s) of the nominee(s) on the line below.

I withhold my vote for the following nominee(s)

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address
Data)

Item 2 Consideration and approval of a non-binding advisory resolution on the compensation of the Company’s named executive officers.

☐   FOR ☐  AGAINST ☐   ABSTAIN

Item 3 Ratification of the appointment of Wolf & Company, P.C., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

☐   FOR ☐  AGAINST ☐   ABSTAIN

Item 4 Consideration and approval of the Company’s 2021 Omnibus Incentive Plan.

☐   FOR ☐  AGAINST ☐   ABSTAIN

NOTE: : Consideration of any other business as may properly come before the 2021 Annual Meeting, or at any adjournment or postponement thereof.

Date

Signature

Signature
(Joint Owners)

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

Address Change/Comments: (If	Please indicate if you
you noted any Address Changes	plan to attend this meeting
and/or Comments above, please	☐
mark box.) ☐

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

As a shareholder of WESTERN NEW ENGLAND BANCORP, INC., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 10, 2021.

For participants in the Western New England Bancorp 401(k) Plan, ESOP, or EIP this proxy, when properly executed, will be voted in the manner directed by the undersigned. If no direction is given, if the card is not signed, or if the card is not received prior to 11:59 p.m., Eastern Daylight Time, on May 4, 2021, the Plan’s Trustee will vote your shares held in the Plan in the same proportion as shares were voted by other Plan participants.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by	Vote Your Proxy by Mail:
Go to www.AALvote.com/WNEB	Phone: Call 1 (866) 804-	Mark, sign, and date your proxy
Have your proxy card available	9616	card, then detach it, and return
when you access the above	Use any touch-tone telephone to	it in the postage-paid envelope
website. Follow the prompts to	vote your proxy. Have your proxy	provided.
vote your shares.	card available when you call.
Follow the voting instructions to
vote your shares